                                                                   EXHIBIT 10.29


                                     LEASE


                                      for

                         Woodland Convalescent Center
                (formerly known as Corbin Convalescent Center)


                              7120 Corbin Avenue
                           Reseda, California  91335


                                    between


                              UNI-CAL ASSOCIATES,
                       a California limited partnership


                                  "Landlord"


                                      and


                         SUMMIT CARE CALIFORNIA, INC.,
                           a California corporation


                                   "Tenant"


                     Commencement Date:  February 1, 1995

                               TABLE OF CONTENTS

ARTICLE  1     DEFINITIONS................................................  1
ARTICLE  2     DESCRIPTION................................................  4
ARTICLE  3     TERM.......................................................  4
ARTICLE  4     WARRANTIES.................................................  4
ARTICLE  5     RENT.......................................................  5
ARTICLE  6     SECURITY DEPOSIT...........................................  9
ARTICLE  7     TAXES AND ASSESSMENTS...................................... 10
ARTICLE  8     USE........................................................ 13
ARTICLE  9     MAINTENANCE................................................ 17
ARTICLE 10     ALTERATIONS................................................ 19
ARTICLE 11     MECHANIC'S LIENS........................................... 19
ARTICLE 12     UTILITIES AND SERVICES .................................... 21
ARTICLE 13     INDEMNITY AND EXCULPATION.................................. 21
ARTICLE 14     INSURANCE.................................................. 23
ARTICLE 15     CONDEMNATION............................................... 29
ARTICLE 16     DESTRUCTION................................................ 31
ARTICLE 17     ASSIGNMENT AND SUBLETTING.................................. 38
ARTICLE 18     DEFAULTS; REMEDIES......................................... 44
ARTICLE 19     SIGNS...................................................... 51
ARTICLE 20     RIGHT OF ENTRY............................................. 51
ARTICLE 21     SUBORDINATION; ESTOPPEL; CERTIFICATION..................... 53
ARTICLE 22     WAIVER..................................................... 54
ARTICLE 23     SALE OR TRANSFER OF PREMISES............................... 55
ARTICLE 24     FINANCIAL STATEMENTS AND OPERATING INFORMATION............. 55
ARTICLE 25     LICENSING.................................................. 57
ARTICLE 26     SURRENDER OF PREMISES; HOLDING OVER........................ 57
ARTICLE 27     PRESERVATION OF PATIENT RECORDS............................ 58
ARTICLE 28     PATIENT CARE; CENSUS....................................... 58
ARTICLE 29     OPTION TO EXTEND TERM...................................... 59
ARTICLE 30     MISCELLANEOUS.............................................. 60


EXHIBITS:

Exhibit A - Description of Real Property
Exhibit B - Description of Personal Property

                                   L E A S E

                         WOODLAND CONVALESCENT CENTER


     This lease ("Lease") is entered into as of January 16, 1995, between UNI-CAL ASSOCIATES, a California limited partnership ("Landlord") and SUMMIT CARE CALIFORNIA, INC., a California corporation ("Tenant"), with reference to the following background facts:

     A. Landlord owns the premises hereinafter described, together with certain fixtures and equipment located at the premises and described on Exhibit B
                                                                ---------
attached hereto.

     B. Tenant currently leases the premises described below pursuant to an existing lease which expires January 31, 1995.

     C. Tenant desires to lease the premises and personal property from Landlord pursuant to the provisions of this Lease, for the purpose of operating a skilled nursing facility.

     D. Landlord is entering into this Lease in reliance upon the particular skills, knowledge and experience of Tenant in the operation of healthcare facilities.


     THE PARTIES AGREE AS FOLLOWS:


                                   ARTICLE 1

                                  DEFINITIONS


     As used in this Lease, the following words and phrases shall have the following meanings:

     1.1 "Alteration" - any addition, change or modification, structural and nonstructural, to the Premises (as such term is defined in Section 2.1 below) made by Tenant including, without limitation, fixtures, but excluding Tenant's personal property.

     1.2 "Authorized Representative" - any officer, agent, employee or independent contractor retained or employed by either party, acting within authority, actual or apparent, given him by that party.

     1.3 "Encumbrance" - any land sale contract, deed of trust, mortgage, or other written security device or agreement affecting the Premises and/or Personal Property (as such term is defined in Section 2.1 below), and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

     1.4  "Hazardous Substances" - as defined in Section 8.2.6 of this Lease.

     1.5 "Hold harmless" - to defend and indemnify from all liability, losses, penalties, damages, costs, expenses (including, without limitation, attorneys' fees), causes of action, claims, or judgments arising out of or related to any damage to any person or property.

     1.6 "Landlord" - Uni-Cal Associates, a California limited partnership, its successors, and any person or entity succeeding to the rights of Landlord by reason of an ownership interest or a security interest in the Facility (as defined in Section 2.1 below) including, without limitation, any Lender of Landlord.

     1.7 "Law" - any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the Facility, or both, in effect whether at the time of execution of the Lease or at any time during the term, including, without limitation, any regulation or order of a quasi-official entity or body, including any Medicare or Medicaid fiscal intermediary.

     1.8 "Lease Year" - the twelve-month period commencing on the Commencement Date (as defined in Section 3.1 below) and on each succeeding anniversary of the Commencement Date during the term (and any extended term) of the Lease.

     1.9 "Lender" - a beneficiary, mortgagee, secured party, or other holder of an Encumbrance in the Facility or any part thereof.

     1.10 "Rent" - monthly rent, additional rent, late fees, security deposit, utility charges, real and personal property taxes and assessments, insurance premiums, and all other charges payable by Tenant to Landlord or any third person pursuant to the provisions of this Lease.

     1.11 "Restoration" - the reconstruction, rebuilding, rehabilitation and repairs that are necessary to return damaged or destroyed portions of the Facility and other property to substantially the same physical condition as they were in immediately before the damage or destruction.

     1.12 "Successor" - any assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights and obligations of either party.

     1.13 "Tenant's Improvements" - any material addition to or modification of the Premises made by Tenant during the term, including, without limitation, fixtures.

                                   ARTICLE 2

                                  DESCRIPTION


     2.1 Subject to the terms and conditions contained herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the real property located at 7120 Corbin Avenue, Reseda, California 91355 and more fully described in Exhibit A attached hereto, together with all improvements now or hereafter
   ---------
located thereon, commonly known as the Woodland Convalescent Center (the "Premises") and that certain personal property described on Exhibit B attached
                                                            ---------
hereto and located in the Premises and any replacements thereof (the "Personal Property"). The Premises and Personal Property are sometimes hereinafter collectively referred to as the "Facility."

     2.2 Landlord is informed that the Facility is presently licensed by the state of California to operate 157 skilled nursing beds and is certified and participates as a provider under Medicare and Medi-Cal legislation and regulations. Reference hereinafter to the "Licensed Facility" shall mean the Facility as so licensed and certified.


                                   ARTICLE 3

                                     TERM


     3.1 The term of this Lease shall commence on February 1, 1995 ("Commencement Date") and shall terminate at midnight on January 31, 2005.


                                   ARTICLE 4

                                  WARRANTIES


     4.1 LANDLORD HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, NOR DOES LANDLORD MAKE ANY HEREIN REGARDING THE CONDITION OF THE FACILITY OR ANY PART THEREOF INCLUDING WITHOUT

LIMITATION THE STRUCTURAL SOUNDNESS THEREOF, THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES OR THE FACILITY'S FITNESS FOR ANY PARTICULAR USE OR OCCUPANCY. LANDLORD SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS AND/OR WARRANTIES WITH RESPECT TO THE VACATION OF THE FACILITY BY THE PRIOR OPERATOR AS DEFINED BELOW. LANDLORD FURTHER HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS AND/OR WARRANTIES, BOTH EXPRESS AND IMPLIED IN LAW, WITH RESPECT TO THE CONDITION, HABITABILITY, OR SUITABILITY OF THE FACILITY, OR ANY PART THEREOF, FOR THE USE AND PURPOSES PERMITTED HEREUNDER OR ANY OTHER PURPOSE, AND LANDLORD DOES NOT REPRESENT OR WARRANT THAT THE FACILITY OR ANY PART THEREOF COMPLIES WITH ANY LAWS RELATING TO THE USES AND OCCUPANCY THEREOF. TENANT FULLY UNDERSTANDS THAT THERE MAY BE CERTAIN ALTERATIONS, REPAIRS AND REPLACEMENTS REQUIRED TO CAUSE THE FACILITY TO COMPLY WITH APPLICABLE LAW (AS THE SAME MAY BE MODIFIED FROM TIME TO TIME THROUGHOUT THE TERM HEREOF) AND FOR THE CONTINUED LICENSING AND/OR CERTIFICATION OF THE FACILITY, AND TENANT SHALL BE FULLY RESPONSIBLE FOR THE COST OF AND FOR EFFECTUATING ANY AND ALL ALTERATIONS, REPAIRS AND REPLACEMENTS REQUIRED TO BE MADE TO CAUSE THE FACILITY TO COMPLY WITH APPLICABLE LAW AND FOR THE CONTINUED LICENSING AND CERTIFICATION OF THE FACILITY AS WELL AS ALL ALTERATIONS, REPAIRS AND REPLACEMENTS REQUIRED TO MAINTAIN AND PRESERVE THE FACILITY IN THE CONDITION CALLED FOR HEREIN. TENANT ACKNOWLEDGES THAT LANDLORD IS NOT RESPONSIBLE FOR AND TENANT SHALL HOLD LANDLORD HARMLESS IN CONNECTION WITH ANY SUCH ALTERATIONS, REPAIRS AND REPLACEMENTS TO THE FACILITY FOR ANY REASON WHATSOEVER.

                                                 Initials of Tenant: ___________


                                   ARTICLE 5

                                     RENT


     5.1 Tenant shall pay to Landlord a monthly rent ("Base Monthly Rent") during each month of the term hereof, without deduction, setoff, prior notice or demand. Base Monthly Rent for the first Lease Year (sometimes referred to herein as "Initial Base

Monthly Rent") is Thirty Four Thousand Five Hundred Forty Dollars ($34,540), and is subject to increase as set forth below.

     5.2 Base Monthly Rent shall be paid in advance on the first day of each month commencing with the month in which the term of this Lease commences. If the Lease term commences on a day other than the first day of a month, Base Monthly Rent for such partial month shall be prorated at the rate of 1/30th of the Base Monthly Rent per day.

     5.3 All Rent shall be paid to Landlord in care of Nigro, Karlin & Segal, 10100 Santa Monica Boulevard, 13th Floor, Los Angeles, California 90067 or at such other address as may be designated by Landlord from time to time in writing to Tenant. Rent not paid when due shall bear interest from the date due until paid at the maximum rate permitted by law, or if no maximum rate is applicable, at the rate of 18% per annum.

     5.4 Tenant acknowledges that late payment of Rent will cause Landlord to incur damages and costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges, administrative costs, loss of use of funds and late charges that may be imposed on Landlord by the terms of any Encumbrance. Therefore, if any installment of Rent is not received by Landlord within five (5) days after notice that the same is delinquent, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the overdue Rent as a late charge, unless applicable law requires a lesser late charge, in which case Tenant shall pay the maximum late charge permitted by law. The parties agree that this late charge represents a fair and reasonable estimate of the additional costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord hereunder, at law or in equity.

     5.5 Tenant hereby agrees that if Tenant fails to pay Rent or any other sum required to be paid by Tenant hereunder within the five-day grace period for any two consecutive months, or for any three months during a Lease Year, Rent hereunder for the remaining term of the Lease shall be automatically adjusted to be quarterly rental, payable in advance, commencing on the first day of the month following such consecutive late month, or the third late month in a Lease Year quarter, and continuing thereafter for the remaining term of the Lease on a quarterly basis in advance. Time is strictly of the essence with respect to the provisions of this Article.

     5.6 Base Monthly Rent provided in this Lease, as the same may be increased pursuant to the terms hereof, shall be in addition to all other payments to be made by Tenant as provided herein. It is the purpose and intent of Landlord and Tenant that the Base Monthly Rent provided herein shall be absolutely net to Landlord so that this Lease shall yield net to Landlord the Base Monthly Rent specified in this Lease in each month during the term of this Lease and, except as otherwise specifically provided herein, Landlord shall have no obligation or liability to pay any amounts in connection with the ownership, operation and/or management of the Facility or any part thereof, including but not limited to real and personal property taxes, insurance premiums, maintenance, including but not limited to structural or exterior maintenance, license fees, and any costs incurred by Landlord or for which Landlord is responsible by virtue of the existence of any financing on the Facility (including but not limited to any tax imposed on a Lender by reason of its having made a loan to Landlord but not including points, fees, or other costs incurred in making a new loan or refinancing an existing loan), of any kind or nature whatsoever, but specifically excluding payments of principal, interest and
             ---------
other costs and fees associated with Encumbrances for which Landlord is liable. Excluding payments of principal, interest and other costs and fees associated with Encumbrances for which Landlord is liable, all costs and expenses including, without limitation, taxes, assessments, insurance premiums, maintenance, license fees and obligations of every kind and nature whatsoever relating to the use and/or management of the Facility by Tenant which may accrue or become due during or out of the term or any renewal thereof shall be paid by Tenant and Landlord shall be indemnified and held harmless by Tenant from and against the same.

     5.7  The Base Monthly rent shall be increased as follows:

          5.7.1 The Initial Base Monthly Rent set forth in Section 5.1 shall be increased for the second Lease Year (that is, the Lease Year commencing February 1, 1996) by a sum equal to three percent (3%) of the Initial Base Monthly Rent. Base Monthly Rent for each successive Lease Year throughout the term hereof (as the same may be extended pursuant to Section 29 below) shall be increased annually by a sum equal to three percent (3%) of the Base Monthly Rent in effect for the last month of the immediately preceding Lease Year as the same may have been adjusted pursuant to Section 5.7.2 below ("Prior Year's Rent").

          5.7.2 The parties agree that the Initial Base Monthly Rent has been determined by taking into account the number of beds ("Licensed Beds") for which the Facility is licensed as of the date of this Lease. If and so often as the number of Licensed Beds increases during the term of this Lease, then, effective as of the date of each such increase, (i) then current Base Monthly Rent (as the same may have previously increased under this Lease, whether as the result of any prior increase in Licensed Beds or otherwise) shall be increased by a percentage equal to such percentage increase in Licensed Beds, and (ii) for purposes of determining Base Monthly Rent for the succeeding Lease Year in accord-ance with Section 5.7.1 above, the Base Monthly Rent as adjusted pursuant to this Section 5.7.2 shall be deemed the Prior Year's Rent. In no event shall Base Monthly Rent decrease as the result of a decrease in the number of Licensed Beds. The increases in Base Monthly Rent contemplated by this Section 5.7.2 shall be in addition to and not in lieu of the increases contemplated by Section
5.7.1 above.

                                   ARTICLE 6

                               SECURITY DEPOSIT


     6.1 Landlord is presently holding the amount of Thirty Seven Thousand Dollars ($37,000) (the "Security Deposit") previously deposited by Tenant's wholly owned subsidiary, Summit Care-California, Inc., which Security Deposit shall continue to serve as security for the full and timely performance by Tenant of the provisions of this Lease and shall not be deemed advance rental. If Tenant defaults in respect of any of the terms, covenants, provisions or agreements of this Lease, including but not limited to the payment of Rent, Landlord may, but shall not be obligated to, use, apply or retain the Security Deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Upon demand by Landlord, Tenant shall immediately pay Landlord a sum equal to the portion of the Security Deposit used, applied or retained by Landlord as provided herein so as to maintain the Security Deposit in its total original sum. The Security Deposit shall be the property of Landlord. However, at the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant at that time unless Tenant is in default, in which event the Security Deposit shall be returned after the default has been cured, or at Landlord's election, the Security Deposit shall be used to cure the default, and the unused portion, if any, shall then be returned to Tenant. Landlord may, in its discretion, either maintain the security deposit separate and apart from Landlord's general funds, or commingle the Security Deposit with Landlord's general and other funds.

     6.2 Landlord shall not be required to pay Tenant interest on the Security Deposit.

     6.3 If Landlord transfers or otherwise terminates its interest in the Facility, Landlord shall be relieved of further liability respecting the Security Deposit or any part thereof upon assumption of such liability by its transferee.


                                   ARTICLE 7

                             TAXES AND ASSESSMENTS


     7.1 Tenant shall be responsible for the payment of all taxes, assessments, license fees, and other charges ("Personal Property Taxes") that are levied and assessed against all personal property, including but not limited to leasehold improvements, furniture, fixtures and equipment installed, whether by Landlord or Tenant, or located in or about the Premises, which taxes accrue during the term, regardless of when the same may be payable.

     7.2 Tenant shall be responsible for the payment of all real property taxes, assessments and levies, both general and special ("Real Property Taxes") which are or are hereafter levied, assessed, or are otherwise imposed, against the Premises during the term, regardless of when the same may be payable.

     7.3 If Landlord's Lender requires Landlord to impound Personal Property Taxes and/or Real Property Taxes on a periodic basis during the term of this Lease, Tenant, upon notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Article 7 on a periodic basis in accordance with such Lender's requirements, and Landlord shall impound such sums in accordance with such Lender's requirements. If Tenant defaults in the payment of any installment of Personal Property Taxes or Real Property Taxes, Tenant shall thereafter during the term of this Lease pay to Landlord (or to Landlord's Lender, as Landlord may direct), together with and in addition to the monthly payments of rental and other payments payable under the terms of this Lease, on the dates set forth herein for the making of monthly rental payments, until the end of the term, a sum, as estimated by Landlord, equal to the Personal Property Taxes and Real Property Taxes (collectively "Taxes") next due on the Facility and any personal property located therein divided by the number of months to elapse before one month prior to the date when such Taxes will become delinquent, such sums to be held by Landlord to pay such Taxes. Such payments, hereinafter referred to as "Reserves", are to be held without any allowance of interest or dividend to Tenant and need not be kept separate and apart from other funds of Landlord. All payments mentioned in this section and all payments to be made under the Lease shall be added together and the aggregate amount thereof shall be paid by Tenant each month in a single payment. The arrangement provided for in this section is solely for the added protection of Landlord and entails no responsibility on Landlord's part beyond the allowing of due credit, without interest, for the sums actually received by it; provided, however, that if Tenant shall have timely met its obligations to pay all sums required hereunder, Landlord shall be liable for any penalties incurred by reason of Landlord's failure to pay Taxes when due and Landlord shall credit Tenant for the amount of any such penalties paid by Tenant. Upon assignment of the Lease by Landlord, any funds on hand shall be turned over to the successor and any responsibility of the assignor with respect thereto shall terminate. If the total of the Reserves hereof shall exceed the amount of payments actually applied by Landlord, such excess may be credited by Landlord on subsequent payments to be made by Tenant or, at the option of Landlord, refunded to Tenant or its successors. If, however, the Reserves shall not be sufficient to pay the sums required when the same shall become due and payable, Tenant shall immediately deposit with Landlord the full amount of any such deficiency. If there shall be a default under any of the provisions of this Lease, Landlord may use, apply or retain, to cure such default and to compensate Landlord for all damage sustained by Landlord as a result of such default, at any time, all or any part of the Reserves held by Landlord, and upon demand of Landlord, Tenant shall immediately deposit with Landlord a sum equal to the portion of the Reserves so used, applied or retained by Landlord. If there shall be a default under any of the provisions of this Lease, Landlord may apply, at any time, the balance then remaining in the funds accumulated under this Section 7.3, less such sums as will become due and payable for the upcoming tax liability, against the amounts due and payable under the Lease.

     7.4 Tenant's liability to pay Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a tax year included in the term at its commencement and expiration. Prorations shall be based on assessments and Tenant shall pay such prorations when the prorated tax installment becomes due.

     7.5 Tenant shall have the right to contest or review by legal proceeding, or in such other manner as it may deem suitable (which, if instituted, Tenant shall conduct promptly at its own expense, and free of any expense to Landlord, and if necessary, in the name of Landlord) any Taxes. Tenant may defer payment of a contested item upon condition that, before instituting any such proceeding, Tenant shall furnish to Landlord, or to any Lender Landlord may designate, security reasonably satisfactory to Landlord and such Lender sufficient to cover the amount of any Taxes. Notwithstanding the furnishing of any such security, Tenant shall promptly pay such contested item if at any time the Facility or any part thereof shall be in danger of being sold or forfeited. The legal proceeding herein referred to shall include an appropriate proceeding to review tax assessments and appeals from any judgment, decree, or order in connection therewith, but such proceeding shall be commenced as soon as possible after the assessment of any contested item and shall be prosecuted to final adjudication with dispatch. If there shall be any refund with respect to any contested item based on a payment by Tenant, Tenant shall be entitled to such refund to the extent of such payment.

     7.6 Tenant shall, in addition to all other sums, pay all fees for inspection and examination of the Facility during the term hereof which are charged by any public authority having jurisdiction therein.

     7.7 Tenant shall not be required to pay any municipal, county, state, or federal income or franchise taxes of Landlord, or any municipal, county, state, or federal estate, succession, inheritance, or (except as provided below) transfer taxes of Landlord. If at any time during the term, the state in which the Facility is located or any political subdivision of such state, including any county, city, public corporation, district, or any other political entity or public corporation of such state, levies or assesses against Landlord a tax, fee, or excise on (1) rents, (2) the square footage of the Premises, (3) the act of entering into this Lease, or (4) the occupancy of Tenant, or levies or assesses against Landlord any other tax, fee, or excise, however described, including, without limitation, a so-called value added tax, as a direct substitution in whole or in part for, or in addition to, any Real Property Taxes, Tenant shall pay before delinquency that tax, fee, or excise. Notwithstanding the above, if a transfer tax is payable to any governmental agency or agencies as a result of this Lease, Tenant shall, to the extent permitted by law, pay the same directly to the taxing authority or authorities when it is due, or at Landlord's election, Tenant shall pay same to Landlord within ten (10) days after notice to Tenant from Landlord, and in such event, Landlord shall pay the tax following receipt from Tenant.


                                   ARTICLE 8

                                      USE


     8.1 Tenant shall use the Facility for a licensed skilled nursing facility and for no other use without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion.

     8.2 Tenant's use of the Facility as provided in this Lease shall be in accordance with the following:

          8.2.1 Tenant shall not do, bring, or keep, or permit to be done, brought or kept, anything in, on or about the Premises that may cause an invalidation or cancellation of any insurance covering the Facility, and Tenant shall comply with all requirements imposed by any company issuing such insurance.

          8.2.2 Tenant shall cause the Facility to be and remain licensed and certified by the applicable state and/or local governmental agencies as the Licensed Facility, and shall maintain such license(s) and certifications during the term of this Lease. At Tenant's sole expense, Tenant shall cause the Facility to conform to the requirements and provisions of all applicable laws concerning the use of the Facility as licensed including, without limitation, the obligation at Tenant's sole cost to alter, maintain, replace or restore the Facility or any part thereof in compliance and conformity with all laws relating to the condition, use or occupancy of the Facility as licensed. Tenant shall deliver to Landlord, promptly following receipt thereof, copies of all "A" and "B" Citations respecting the Facility issued during the term hereof and, if reasonably required by any Lender or proposed lender, copies of any other inspection reports respecting the Facility issued during the term hereof by any and all governmental agencies which conduct inspections thereof.

          8.2.3 Tenant shall not use the Facility in any manner that will constitute nuisance, waste to the Facility, or cause unreasonable annoyance to owners or occupants of adjacent properties.

          8.2.4 Tenant shall not do or permit to be done anything on the Premises that will cause damage to the Facility or any part thereof. The Premises shall not be overloaded with furniture, equipment or machinery in such manner that damage is caused to the Premises or any part thereof. No machinery, apparatus or other appliance shall be used or operated in, on or about the Premises that will in any manner injure the Facility or any part thereof.

          8.2.5 Tenant shall pay all payrolls promptly when due respecting all personnel at the Facility, and shall file all governmental reports required pursuant thereto (including, without limitation, payroll tax returns) and shall pay such taxes promptly and before delinquency.

          8.2.6(a) Tenant shall not bring, release, use, generate, manufacture, store or dispose of, or permit to be brought, released, used, generated, manufactured, stored or disposed of, on, under or about the Facility, or transfer or permit to be transferred to or from the Facility, any asbestos, asbestos containing materials, flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials (collectively "Hazardous Substances"). There is excluded from this prohibition Hazardous Substances of the type commonly used in nursing homes in the state in which the Facility is located, subject to the condition that they are used, stored and disposed of in accordance with all applicable law. As used in this Lease, Hazardous Substances shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Clean Water Act, 33 U.S.C. Section 466 et seq.; the Safe Drinking Water Act, 14 U.S.C. Section 1401 et seq.; the Superfund Amendment and Reauthorization Act of 1986, Public Law 99-499, 100 Stat. 1613; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended; and those materials and substances of a similar nature regulated or restricted under any other laws now existing or hereafter adopted, and in regulations adopted and publications promulgated pursuant to said laws.

          (b) If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or relating to the same, has come to be located in, on or about the Facility, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord.

          (c) Tenant shall, at its sole cost and expense, promptly take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the clean-up of any contamination of, and for the maintenance, security and or monitoring of, the Facility, the elements surrounding the same, or neighboring properties, that was caused or materially contributed to by Tenant, relating to or involving any Hazardous Substances brought onto and/or released from the Facility.

          (e) Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, partners (including, in the case of a corporate partner, such corporation's shareholders, officers and directors) and Lenders, and the Facility, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties and attorneys' and consultants' fees arising out of or involving (i) any Hazardous Substances brought onto and/or released or threatened to be released from or onto the Facility by any person during the term of Tenant's tenancy at the Facility, including its tenancy at the Facility prior to the term of this Lease and its tenancy at the Facility during the term of this Lease and/or (ii) Tenant's failure to perform any of its obligations under this Section 8.2.6. Tenant's obligations hereunder shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation, removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.

          8.2.7 Tenant shall comply with, and the leasehold created by this Lease is subject to, all covenants, conditions, restrictions, easements and rights of way affecting the Premises.


                                   ARTICLE 9

                                  MAINTENANCE


     9.1 Tenant shall, at its sole cost and expense, at all times during the term of this Lease, maintain the Premises and every part thereof in good, clean working order, condition and repair including, without limitation, the structural portions of the building and improvements thereon, the interior and exterior thereof, foundations, roofs, plate glass, wiring, plumbing, heat and air conditioning units, mechanical systems, parking and service areas, landscaping, the approaches thereto and appurtenances thereof, including all adjacent sidewalks and alleys. Tenant's obligation to maintain the Premises shall specifically include, without limitation, the obligation to make any and all repairs and to repaint and/or restain all painted and wood surfaces and restripe the parking areas as required. Landlord shall not have any responsibility to maintain the Premises or any part thereof including, without limitation, any structural or mechanical maintenance, repair or replacement. Tenant waives all rights under any laws which may provide for Tenant's right to make repairs and deduct the expenses of such repairs from rent or to withhold rent or terminate the Lease based upon the condition of the Premises.

     9.2 Tenant shall, at its sole cost and expense, at all times during the term of this Lease, keep and maintain all the Personal Property including furniture, fixtures and equipment, in good working order, condition and repair. Tenant shall have the right to install on the Premises any and all equipment and fixtures which Tenant desires to install thereon and which are necessary or convenient to Tenant's use of the Premises as permitted herein, without the consent of Landlord. All such property so installed by Tenant shall remain Tenant's property (other than replacements for Personal Property as provided below) and, provided Tenant is not in default hereunder, may be removed by Tenant as provided in this Lease. Except as provided below, Tenant shall not remove the Personal Property and/or replacements thereof or any part thereof from the Premises, without the prior written consent of Landlord. Tenant shall purchase and replace with substitutes of equal or higher quality any worn out or broken items of Personal Property required to be on the Premises for continued licensing and/or certification as the same may occur from time to time throughout the term of this Lease at Tenant's sole cost and expense. Items being replaced by Tenant may be removed without Landlord's prior consent and shall become the property of Tenant, and items replacing same shall be and remain the property of Landlord subject to removal only with consent until in turn replaced. Tenant agrees, upon written request from Landlord, to execute any and all documents necessary to assist Landlord to fully evidence Landlord's ownership of the Personal Property.

     9.3 Tenant shall, throughout the term of this Lease, make all repairs, alterations, replacements and additions to the Facility required by law and/or as necessary to obtain and maintain licensing and certification as the Licensed Facility.


                                  ARTICLE 10

                                  ALTERATIONS


     10.1 Tenant shall not make or allow to be made any Alterations to the Premises or any part thereof in excess of $50,000 during any Lease Year without Landlord's prior written consent. Any Alterations made shall remain on and be surrendered with the Premises on expiration or termination of the term. Failure of Landlord to respond within ten (10) days after Tenant notifies Landlord of its request for Landlord's consent to Alterations shall be deemed consent. Landlord's consent shall not be necessary for emergency repairs, or Alterations required for continued licensing and/or certification of the Facility.

     10.2 Except in the event of emergency Alteration, if Tenant makes any Alterations to the Premises as provided in this Article, the Alterations shall not be commenced until at least ten (10) days after Landlord has received notice from Tenant stating the date the installation of the Alterations is to commence. If any structural modifications are to be made, then to the extent applicable, the provisions of Sections 16.9 and 16.10 shall apply to any requested Alterations as if the Alteration project was a Restoration. Landlord may impose such further conditions to its consent as it deems reasonably necessary.

                                  ARTICLE 11

                               MECHANIC'S LIENS


     11.1 Tenant shall pay, when due, all costs for construction done by it or caused to be done by it on the Premises. Tenant shall keep the Premises free and clear of all mechanic's liens and other liens by reason of work, labor, services or materials supplied or claimed to have been supplied to or for Tenant, or anyone holding the Premises or any part thereof through or under Tenant.

     11.2 If Tenant shall, in good faith, contest the validity of any such lien, then Tenant shall, at its sole cost and expense, indemnify, defend and hold harmless Landlord, its agents, employees, partners (including, in the case of a corporate partner, such corporation's shareholders, officers and directors) and Lenders, and the Facility against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against such parties or the Facility. Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half times the amount of the contested lien, indemnifying Landlord against liability for the same, as required by law for the holding of the Facility free from the effect of such lien or claim, or such other reasonable security as may be required by Landlord or its Lender. In addition, Landlord may require Tenant to pay Landlord's actual and reasonable attorneys' fees and costs in participating in such action if Landlord shall reasonably decide it is in its best interest to do so.

     11.3 If Tenant shall fail to discharge any such lien within twenty (20) days of its being filed or fails to furnish reasonable security therefor as may be required by Landlord or Landlord's Lender, then, in addition to any other right or remedy of Landlord resulting from Tenant's said default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is or may be prescribed by law or practice of the state in which the Facility is located. Tenant shall repay to Landlord, as additional rent, on demand, all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this section plus interest thereon at the then maximum rate of interest permitted by law, or if no maximum rate then applies, at the rate of 18% per annum. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord's estate to liability under any mechanic's or other lien law.


                                  ARTICLE 12

                            UTILITIES AND SERVICES


     12.1 Tenant shall make all arrangements for, and prior to delinquency pay for, all utilities and services furnished to the Facility or used by it, including, without limitation, gas, electricity, water, telephone service, and trash collection, and for all connection charges and deposits required by any of said utilities. Landlord shall not be liable for any interruption in the provision of any such utility services to the Facility.


                                  ARTICLE 13

                           INDEMNITY AND EXCULPATION


     13.1 Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its partners (including the shareholders, officers and directors of any corporate partner), agents, employees, successors and Lenders (for purposes of this Article, the foregoing shall be referred to collectively as "Landlord") and the Facility from each and every claim, demand, lien, loss, penalty, cost (including attorneys' fees and costs of litigation), judgment and damage of any kind or nature whatsoever at any time made by reason of any injury or death to any person or persons, including Tenant, or damage or destruction to property of any kind whatsoever and to whomsoever belonging including, without limitation, Tenant, from any cause or causes, (including without limitation Tenant's arranging or failure to arrange for competent medical care, or to render competent dietary and sanitary care to patients and occupants), resulting or arising directly or indirectly, out of Tenant's possession, occupancy, maintenance, repair and/or use of the Facility, the conduct of Tenant's business at the Facility, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, any default or breach by Tenant in the performance of its obligations hereunder, or the condition, use or misuse of the Facility and the approaches and appurtenances thereto, including, without limitation, all adjacent sidewalks, alleys, and the parking area. The foregoing shall include without limitation the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment, and whether well founded or not. Excluded from Tenant's obligations set forth in this section are damages which are the sole, direct and proximate result of Landlord's gross negligence, willful acts or omissions, or Landlord's material breach of this Lease, except to the extent that insurance coverage for Landlord's protection is required by the provisions of Article 14.

     13.2 Tenant hereby agrees that Landlord (as such term is defined for purposes of Section 13.1 above) and the Facility shall not be liable for, and Tenant hereby agrees during the term of this Lease to defend, indemnify and hold harmless Landlord and the Facility from and against any and all claims, demands, obligations, liabilities, penalties, cause or causes of action and any and all costs and expenses, including, without limitation, attorneys' fees and costs of litigation, which arise out of or are incurred in connection with, injury to Tenant's business or any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Tenant, Tenant's employees, agents, invitees, patients, occupants, or any other person in or about the Facility, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, or from any other cause, whether the said damage or injury results from conditions arising at the Facility or elsewhere and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Excluded from Tenant's obligations set forth in this section are damages which are the sole, direct and proximate result of Landlord's negligence, willful acts or omissions, or Landlord's material breach of this Lease, except to the extent that insurance coverage for Landlord's protection is required by the provisions of Article 14.


                                  ARTICLE 14

                                   INSURANCE


     14.1 Tenant, at its sole cost and expense, shall maintain at all times during the term of this Lease comprehensive public liability and property damage insurance, hospital (professional liability) insurance, and owned and non-owned automobile liability insurance in an amount of not less than $2,000,000 combined single limits, insuring against bodily injury and/or death to persons, damages to property and all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Facility, and insuring Landlord and its Lenders with respect to the ownership, maintenance, operation and use or occupancy of the Facility, including, without limitation, the sole negligence and strict liability of Landlord. All such insurance shall insure performance by Tenant of the indemnity provisions of this Lease. Both parties and any Lender designated by Landlord shall be named as additional insureds, and the policy shall contain personal injury and contractual liability endorsements. A "claims made" insuring form shall not be used.

     14.2 Not more frequently than every three (3) years, if in the sole discretion of any Lender or the reasonable and good faith opinion of Landlord the amount of public liability and property damage insurance coverage at that time should be increased, or if the insurance requirements of this Lease should be expanded or otherwise modified, Tenant shall increase or modify the insurance coverage as required by any Lender or Landlord and, in such event, Tenant's monthly insurance impound amount, if any, shall be increased accordingly.

     14.3 Tenant, at its sole cost and expense, shall maintain at all times during the term of this Lease on all Tenant's personal property, Improvements and Alterations in, on, or about the Premises, a policy of insurance with "all risks" or "special form" coverage of direct physical loss, including flood (if the Premises are located within a flood plain) and earthquake. Such insurance shall contain a replacement cost endorsement to the extent of 100% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's Improvements or Alterations, subject to the rights of any lender.

     14.4 At all times during the term of this Lease, Tenant at its sole cost and expense shall maintain on all the Personal Property described in Exhibit B,
                                                                     ---------
and all replacements thereof, and on the building and other improvements that are a part of the Premises, during the term of this Lease a policy or policies of insurance with "all risks" or "special form" coverage of direct physical loss, including flood (if the Premises are located within a flood plain) and earthquake. Such insurance shall contain sprinkler leakage coverage and earthquake sprinkler leakage endorsements. The property to be insured under this section shall be continually insured in an amount not less than 100% current replacement cost, provide for replacement cost valuation in the event of an insured loss, and contain not less than a 90% average clause, 25% for earthquake sprinkler leakage. Tenant shall obtain a stipulated amount endorsement from the insurance carrier if such endorsement is available. The policy shall also contain provisions for, or endorsements shall be obtained for, earthquake sprinkler leakage, demolition cost coverage of not less that ten percent (10%) of the face amount of hazard insurance carried on the building and other improvements, contingent liability from operation of building laws coverage (to cover an undamaged portion of an insured improvements that is required to be removed), and increased cost of construction coverage (for upgrading to current building codes, if necessary). The insurance policy or policies shall insure both Landlord and Tenant, as their interests appear, with lender endorsements as required by any Lender. In case this Lease is terminated, the insurance policy (if other than blanket) and all rights under it or the insurance proceeds shall be assigned to Landlord or its Lender(s) at Landlord's or any Lender's election. Tenant shall pay the premiums for maintaining the insurance required hereunder while the Lease is in force. If (1) any Lender requires Landlord to escrow (impound) insurance premiums on a periodic basis during the term, or (2) in the event Tenant has defaulted in performance of any material provisions of this Article 14, Tenant, on notice from Landlord indicating this requirement shall pay sums of money toward its liability under this Article 14 to Landlord on a periodic basis in accordance with (1) the Lender's requirements, or (2) Landlord's requirements, as applicable.

     14.5 In order to assure that the building and other improvements that are part of the Premises and the Personal Property are continually insured to their full value with replacement cost insurance, the full replacement value of the insurable improvements shall be determined by the company issuing the insurance policy at the time the policy is initially obtained. Not more frequently than once every three (3) years, or sooner if required by any Lender, Landlord shall have the right to notify Tenant that it elects to have the replacement value redetermined by an insurance company, or by appraisal. The redetermination shall be made promptly and in accordance with Marshall & Swift or similar appraisal company recognized and generally accepted by the insurance industry, and each party shall be promptly notified of the results by the company. The insurance policy shall be adjusted according to the determination. Tenant shall be obligated to forthwith increase the insurance coverage and pay the premiums therefor in accordance with any such determination.

     14.6 At all times during the term of this Lease, Tenant at its sole cost and expense shall maintain rent or rental value "all risks" or "special form" coverage of direct physical loss including earthquake and flood (if in a flood plain) and also including sprinkler leakage coverage and earthquake sprinkler leakage endorsements, in an amount equal to nine (9) months' Base Monthly Rent, as the same may be adjusted from time to time, plus the estimated annual cost of real and personal property taxes and assessments and the annual premiums for insurance policies required to be carried by Tenant hereunder. Such insurance shall name Landlord and Tenant as insureds as their respective interests may appear and shall provide for monthly payments to Landlord to the extent of Tenant's monthly obligations hereunder plus such amounts of taxes and insurance premiums as would be payable to Landlord if the same were being impounded monthly. Such insurance shall provide for 60% contribution or coinsurance, or stipulated amount if this clause if reasonably available.

     14.7 The parties release each other, and their respective owners, officers, directors, partners (including the shareholders, officers and directors of any corporate partners) and agents, from any claims for damage to any person or to the Facility or any part thereof, Tenant's Improvements, and alterations of either Landlord or Tenant in, on or about the Premises, that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party (and, in the case of insurance required to be carried by Tenant hereunder, complying with the provisions of Section 14.8 below) and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

     14.8  All insurance policies required under this Lease shall:

           14.8.1 Be issued by insurance companies authorized to do business in the state in which the Facility is located with a policyholders and financial rating of at least A:Class X status (or such other status as may be acceptable to Landlord in Landlord's sole discretion) as rated in the most recent edition of Best's Reports Guide;

           14.8.2 Be issued as a primary policy; however, Tenant may carry the insurance under a blanket policy if the policy specifically provides that the amount of insurance required under this Lease will be in no way prejudiced by other losses covered by the policy; and

           14.8.3 Contain an endorsement requiring thirty (30) days written notice from the insurance company to all parties including, without limitation, Landlord's Lenders, before cancellation or material change in the coverage, scope, or amount of any policy.

     14.9 The policy, or a certificate of the policy itemizing all coverages and extensions of coverage along with a copy (not certified) of the policy and evidence of payment of premiums, shall be deposited with Landlord at the Commencement Date, and on renewal of the policy, not less than twenty (20) days before expiration of the term of the policy. Landlord (and Landlord's Lenders, if required) shall be named as an insured (or additional insured) in the policy and all renewals and replacements thereof.

     14.10 Deductible or retention provisions per loss contained for all insurance policies required by this Lease shall be for the account of and payable by Tenant and shall not exceed an aggregate amount of $5,000, except for the earthquake coverage deductible, which shall be subject to Landlord's reasonable approval.

     14.11 Subject to the provisions of Article 16, the proceeds from any and all hazard insurance policies carried by Landlord shall be used solely for the purpose of repair, reconstruction, remodeling and replacement of the Facility or any part thereof damaged or destroyed, and shall be held by Landlord in trust for such purposes.

     14.12 In the event Tenant does not maintain any of the foregoing policies of insurance, Landlord may, but shall not be obligated to, pay the premiums therefor, and such amounts plus interest at the maximum rate permitted by law, or if no maximum rate applies, at the rate of 18% per annum, from the date Landlord paid until the date of reimbursement shall be additional rent due hereunder and payable on the next payment date for monthly rent. Landlord's election to make said payments shall not be deemed a waiver of any other remedies, or an election of remedies by Landlord, nor as liquidated damages.

     14.13 Tenant, at its sole cost and expense, shall further obtain and maintain adequate worker's compensation insurance (or evidence of an adequate self-insurance program if permitted by the laws of the state in which the Facility is located) covering all workmen, employees, servants and others engaged in or upon the Premises.


                                  ARTICLE 15

                                 CONDEMNATION


     15.1 Definitions:



          15.1.1 "Condemnation" means (1) the exercise of any governmental or governmentally-derived power, whether by legal proceedings or otherwise, by a Condemnor (as defined below), and (2) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          15.1.2 "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

          15.1.3 "Award" means all compensation, sums, or anything of value awarded, paid, or received on a total or partial Condemnation.

          15.1.4 "Condemnor" means any public or quasi-public authority, or private entity or individual, having the power of Condemnation.

     15.2 If during the term there is any taking of all or any part of the Premises or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined pursuant to the provisions of this Article 15.

     15.3 If the Premises are totally taken by Condemnation, this Lease shall terminate on the Date of Taking.

     15.4 If the Premises are partially taken by Condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the building or other improvements or the parking area that are a part of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice ("Termination Notice") to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined. The Termination Notice shall state the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate (except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by Tenant in the Termination Notice). If Tenant does not terminate this Lease within the thirty (30) day period, this Lease shall continue in full force and effect, except that Base Monthly Rent shall be reduced pursuant to Section 15.5 below.

     15.5 If any portion of the Premises (other than that portion consisting of land upon which no buildings, improvements, parking areas, driveways, walkways or recreation areas are located, hereinafter referred to as Excluded Premises) is taken by Condemnation and this Lease remains in full force and effect, on the date of taking the Base Monthly Rent shall be reduced by an amount that is in the same ratio to Base Monthly Rent as the value of the area of the portion of the Premises taken (but excluding therefrom the area of the Excluded Premises) bears to the total value of the Premises immediately before the Date of Taking. If any portion of the Excluded Premises is taken by Condemnation and this Lease remains in full force and effect, and if such taking materially and adversely affects the operation of the Facility, Tenant shall be entitled to an equitable abatement of Base Monthly Rent in a total amount not exceeding the cost of replacing the Excluded Premises by acquiring rights in off-site improvements, but such abatement shall be reduced by any benefit received by Tenant from such taking by way of increased or extraordinary payments from governmental agencies or otherwise.

     15.6 If there is a partial taking of the Premises and this Lease remains in full force and effect, Landlord at its cost shall accomplish all necessary restoration. Base Monthly Rent shall be abated or reduced during the period from the date of taking until the completion of restoration, but all other obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of Base Monthly Rent shall be based on the extent to which the restoration interferes with Tenant's use of the Premises. If the award is not sufficient to pay for restoration, Landlord may elect to furnish the deficiency, or Landlord may elect to terminate this Lease, at Landlord's discretion, in which latter event, Tenant may elect to furnish the deficiency by written notice to Landlord within ten (10) days following Landlord's notice to Tenant of Landlord's election to terminate hereunder, and upon

Landlord's receipt of such notice and the deficiency, Landlord shall accomplish all necessary restoration.

     15.7 If the Lease remains in full force and effect, the entire Award shall belong to and be paid to Landlord. If the Lease terminates, the Award shall belong to and be paid to Landlord, except that Tenant shall receive from the award any sum awarded for relocation, plus any sum awarded for Tenant's Improvements or Alterations made to the Premises by Tenant in accordance with this Lease, which Tenant's Improvements or Alterations Tenant has the right to remove from the Premises pursuant to the provisions of this Lease but elects not to remove.


                                  ARTICLE 16

                                  DESTRUCTION


     16.1 If during the term the Premises or any part thereof are totally or partially destroyed from a risk required to be covered by the insurance described in Article 14 of this Lease, Tenant shall restore the Premises to substantially the same condition as they were in immediately before destruction, whether or not the insurance proceeds are sufficient to cover the actual cost of restoration. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

     16.2 Subject to the provisions set forth below, if during the term the Premises or any part thereof are totally or partially destroyed from a risk not required to be covered by the insurance described in Article 14 of this Lease, Tenant shall restore the Premises to substantially the same condition as they were in immediately before destruction. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party. If the cost of restoration exceeds Three Hundred Thousand Dollars ($300,000) (the "Replacement Limit"), Tenant can elect to terminate this Lease by giving notice to Landlord within twenty (20) days after determining the restoration cost or replacement cost, which Tenant agrees to promptly and diligently obtain. If Tenant elects to terminate this Lease, Landlord, within thirty (30) days after receiving Tenant's notice to terminate, can elect to pay the actual cost of restoration in excess of the Replacement Limit, in which case Tenant shall restore the Premises. On Landlord's making its election to contribute, each party shall deposit immediately the amount of its contribution with the Insurance Trustee provided for in Section 16.6 below. If the cost of restoration does not exceed the Replacement Limit, Tenant shall immediately deposit the cost of restoration with the Insurance Trustee.

     16.3 As used in Sections 16.4 and 16.12 hereof:

          16.3.1 "Index" shall mean the Consumer Price Index for All Urban Consumers, Los Angeles/Anaheim/Riverside Metropolitan Area, 1982-1984 = 100, published by the Bureau of Labor Statistics of the U.S. Department of Labor.

          16.3.2 "Adjustment Date" shall mean each anniversary of the Commencement Date during the term of this Lease.

          16.3.3 "Percentage Change of Index" shall mean the percentage of increase or decrease in the Index on the Adjustment Date equal to a fraction, the numerator of which shall be the Index on such Adjustment Date less the Index on the Commencement Date, and the denominator of which shall be the Index on the Commencement Date. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, the Index for each Adjustment Date shall be the one reported in the U.S. Department of Labor's newest comprehensive official index then in use and most nearly answering the description of the foregoing Index. If it is calculated from a base different from 1982-1984 = 100, the determination of Percentage Increase of Index shall be made using a formula supplied by the Bureau of Labor Statistics, or if the Bureau shall not publish the same, it shall be determined by using any other nationally recognized publisher of similar statistical information on which the parties may agree. If they are unable to agree within thirty (30) days after demand by either party, a substitute index shall, on application of either party, be selected by the chief officer of the San Francisco regional office of the Bureau, or its successor.

     16.4 The Replacement Limit figure set forth above in Section 16.2 shall be increased or decreased, as appropriate, on each Adjustment Date for the Lease Year commencing on such Adjustment Date by an amount equal to such figure multiplied by the Percentage Change of Index.

     16.5 If during the term any portion of the Premises are damaged or destroyed from a risk covered by the insurance described in Article 14 of this Lease, and the total amount of loss does not exceed $5,000, Tenant shall make the loss adjustment with the insurance company insuring the loss. The proceeds shall be paid directly to Tenant for the sole purpose of making the restoration of the Premises in accordance with Sections 16.9 et seq. of this Lease.

     16.6 If during the term any portion of the Premises are damaged or destroyed from a risk covered by the insurance described in Article 14 of this Lease, and the total amount of loss exceeds $5,000, Tenant shall, with Landlord's approval, make the loss adjustment with the insurance company insuring the loss, and on receipt of the proceeds, the parties shall immediately pay them to a bank, savings and loan association, or other person or company furnishing construction disbursement control services acceptable to

Landlord ("Insurance Trustee") to act as insurance trustee hereunder.

     16.7 All sums ("Trust Funds") deposited with the Insurance Trustee (including insurance proceeds) shall be held for the following purposes and the Insurance Trustee shall have the following powers and duties:

          16.7.1 The Trust Funds shall be paid in installments by the Insurance Trustee to the contractor retained by Tenant as construction progresses, for payment of the cost of restoration. A 10% retention fund shall be established that will be paid to the contractor on the last to occur of (i) completion of restoration, (ii) payment of all costs thereof, (iii) receipt of all necessary governmental inspection approvals, (iv) expiration of all applicable lien periods, and (v) proof that the Premises are free of all mechanics' liens and lienable claims.

          16.7.2 Payments shall be made on presentation of certificates or vouchers from the architect, engineer, or other inspection agency retained by the Insurance Trustee or Tenant showing the amount due. If the Insurance Trustee, or Landlord, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved, either shall have the right to appoint an architect, engineer, or inspection agency to supervise construction and to make payments only on certificates or vouchers approved by such person. The expenses and charges of the person retained by Landlord or Insurance Trustee shall be paid out of the Trust Funds.

          16.7.3  If after deposit by the parties of all sums required by this
Article 16, the sums held by the Insurance Trustee are not sufficient to pay the actual cost of restoration, Tenant and/or Landlord (as applicable) shall deposit the amount of the deficiency with the Insurance Trustee within seven (7) days after request by the Insurance Trustee indicating the amount of the deficiency.

          16.7.4 Insurance proceeds not disbursed by the Insurance Trustee after restoration has been completed and final payment has been made to Tenant's contractor shall be delivered within seven (7) days (after demand made by either party on the Insurance Trustee, with a copy to Landlord's Lender) by the Insurance Trustee to Landlord's Lender and shall be applied by Landlord's Lender to reduce the balance of the loan held by the Lender.

          16.7.5 Any undisbursed funds after compliance with the provisions of this Article 16 shall be delivered to Landlord. All actual costs and charges of the Insurance Trustee shall be paid by Tenant.

          16.7.6 If the Insurance Trustee resigns or for any reason is unwilling to act or continue to act, the parties shall jointly substitute a new trustee meeting the requirements of Section 16.6 above in the place of the designated Insurance Trustee.

     16.8 If Landlord is required to or elects to restore the Premises as provided in this Article 16, Landlord shall not be required to restore Tenant's Improvements, Alterations, trade fixtures, equipment or personal property, such excluded items being the sole responsibility of Tenant to restore.

     16.9 Promptly following the date that Tenant is obligated to restore the Premises, Tenant at its cost shall prepare final plans and specifications and working drawings (collectively "Plans") complying with applicable laws that will be necessary for restoration of the Premises. The Plans shall be subject to approval by Landlord. Landlord shall have twenty (20) days after receipt of the Plans to either approve or disapprove the Plans and return them to

Tenant. If Landlord disapproves the Plans, Landlord shall notify Tenant of its objections, and Tenant shall submit required Plans responding to Landlord's objections. The process shall continue until Landlord has approved the Plans. Any unresolved controversy arising out of or relating to this Section 16.9 shall be settled by arbitration in accordance with the then-prevailing rules of the American Arbitration Association, and judgment upon the award may be entered in any Court having jurisdiction thereof. Tenant acknowledges that the Plans shall be subject to approval of the appropriate government bodies and that they will be prepared in such a manner as to obtain that approval.

     16.10 The restoration shall be accomplished as follows:

           16.10.1 Tenant shall complete the restoration as promptly as possible after final Plans have been approved by Landlord and all appropriate government bodies and all required permits have been obtained (subject to a reasonable extension for delays resulting from causes beyond Tenant's reasonable control).

           16.10.2 Tenant shall retain a licensed general contractor that is bondable. The contractor shall be required to carry public liability and workers' compensation insurance, and such other coverages as may be reasonably required by Landlord or its Lender, during the period of construction. Landlord, Landlord's Lender if required and Tenant shall be named as additional insured's on the contractor's general liability insurance policy. Such insurance shall contain a waiver of subrogation clause in favor of Landlord and Tenant. The contract for restoration between Tenant and its contractor shall be approved by Landlord, in advance, which approval shall not be unreasonably withheld. During restoration, Tenant, at its sole cost and expense, shall take out a course of construction policy that includes Landlord (and Landlord's Lender, if required) as an insured. Such policy shall provide for "special form" perils coverage, but shall exclude earthquake, in an amount sufficient to protect an estimated amount to complete the restoration, including transit and installation coverage.

           16.10.3 Tenant shall notify Landlord of the date of commencement of the restoration at least ten (10) days before commencement of the restoration. The contractor retained by Tenant shall not commence construction until a performance bond and a labor and material payment bond in the full amount of the cost of restoration have been delivered to Landlord to insure completion of the construction.

           16.10.4 Tenant shall accomplish the restoration in a manner that will cause the least inconvenience, annoyance, and disruption to the Premises.

           16.10.5 Prior to commencement of construction of the restoration and upon completion of the restoration, Tenant shall immediately furnish Landlord evidence satisfactory to Landlord that the restoration complies with all applicable statutes, ordinances, codes and law and that all necessary and applicable permits and approvals have been obtained for the restoration.

           16.10.6 The restoration shall not be commenced until sums sufficient to cover the cost of restoration are placed with the Insurance Trustee.

     16.11 In case of damage or destruction to the Premises or any part thereof, there shall be no abatement or reduction of Rent.

     16.12 If damage or destruction to the Premises occurs during the last Lease Year of the term, the cost of repairing which exceeds Fifty Thousand Dollars ($50,000), (the "Termination Limit"), either party may terminate this Lease by giving notice to the other not more than thirty (30) days after the event of damage or destruction. The Termination Limit figure set forth herein shall be increased or decreased, as appropriate, on each Adjustment Date by an amount equal to such figure multiplied by the Percentage Change in Index (as defined in Section 16.3 above).

     16.13 The provisions of this Article 16 assume that the insurance proceeds, in the event of an insurable loss, are made available to the parties for the purpose of restoration of the Premises. In the event that Landlord's Lender(s) refuse(s) to make the proceeds available for such purpose, having the right to do so, and/or as a condition of making the proceeds available alter(s) the terms of any obligations secured by encumbrance(s) affecting the Premises so as to materially change the cost of or the manner in which such obligation(s) is/are to be paid or discharged, Landlord shall have the right to terminate this Lease by giving notice to Tenant not later than thirty (30) days after determination of such condition(s).


                                  ARTICLE 17

                           ASSIGNMENT AND SUBLETTING


     17.1 Tenant shall not voluntarily assign or otherwise transfer or encumber its interest in this Lease or in the Premises, including but not limited to, entering into a management agreement or contract with anyone to operate the Facility (collectively an "assignment"), or sublease all or any part of the Premises or allow any other person or entity (except Tenant's agents, invitees and patients) to occupy or use all or any part of the Premises (collectively a "sublease"), without first obtaining Landlord's written consent. Any assignment or sublease without Landlord's written consent shall be voidable and, at Landlord's election, shall constitute a default under this Lease. No consent to any assignment or sublease shall constitute consent to any future assignment, encumbrance or sublease or a further waiver of the provisions of this Article
17. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of a partner or partners owning 51% or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from a majority of persons to the others shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or (except by the voluntary act of Landlord) the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of 51% of the value of the assets of Tenant, shall be deemed a voluntary assignment; provided, however, that the assignment of this Lease to a subsidiary corporation of Tenant shall not require the consent of Landlord so long as prior to or concurrently with such assignment, Landlord shall be provided with written notice of the same and any guarantor of this Lease shall confirm to Landlord in writing its continuing liability under its guaranty of this Lease, notwithstanding such assignment; and provided, further, that a transfer of control of any public parent corporation of Tenant shall not require the consent of Landlord. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. Consent of Landlord to an assignment or sublease shall not be unreasonably withheld, provided that it shall be reasonable for Landlord to condition its consent upon any of the following factors:

          17.1.1 At the time of Tenant's request for Landlord's consent to such assignment or subletting, and upon the effective date of such assignment or subletting, Tenant is not in default in the performance and observance of any of the covenants and conditions of this Lease;

          17.1.2 The proposed assignee or sublessee of Tenant shall expressly assume in writing all of Tenant's obligations under this Lease; and

          17.1.3 The proposed assignee or sublessee shall be reputable person or entity of good character, having sufficient experience, assets and income, in Landlord's reasonable judgment, to bear the financial responsibilities of Tenant under this Lease. Tenant shall provide Landlord with data on the proposed assignee or sublessee sufficient to enable Landlord to evaluate and consider such proposed assignee's or sublessee's background, experience, reputation, ability to perform its obligations, financial responsibility, credit rating, capitalization and such other factors as Landlord shall deem relevant. Tenant shall also furnish to Landlord in writing all of the terms and conditions upon which the proposed assignment or sublease is to be made.

     17.2 Notwithstanding anything to the contrary contained herein, Landlord's acceptance of rent from any person or entity other than Tenant shall not be deemed, in and of itself, to be a waiver of any of the provisions of this Lease or a consent to an assignment or subletting.

     17.3 No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublease as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent.

     17.4 Any assignee or sublessee shall, by reason of entering into an assignment or sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation under this Lease to be performed by Tenant other than such obligations as are contrary to or incon-sistent with provisions contained in an assignment or sublease to which Landlord has expressly consented in writing.

     17.5 If Tenant's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease (and Landlord's consent thereto) shall not be effective unless said guarantors give their written consent to such assignment or sublease and the terms thereof and acknowledge their continued liability hereunder.

     17.6 The consent by Landlord to any assignment or sublease shall not release Tenant or guarantor(s) (if any) from their obligations under this Lease and/or any guaranties or alter the primary liability of Tenant or guarantor(s) to pay the Rent and perform and comply with all of the obligations of Tenant to be performed under this Lease.

     17.7 If Tenant requests Landlord to consent to a proposed assignment or sublease, Tenant shall pay to Landlord (whether or not consent is ultimately given) a reasonable sum not exceeding (i) fifteen percent (15%) of one month's then-current Base Monthly Rent in the case of an assignment or sublease between Tenant and any parent or subsidiary corporation of Tenant, or (ii) one-half of one month's then-current Base Monthly Rent in the case of any other assignment or sublease, on account of Landlord's costs, expenses and attorneys' fees in connection with such request.

     17.8 No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:

           17.8.1 If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Code in which Tenant is the debtor;

           17.8.2  If a writ of attachment or execution is levied on this Lease;

           17.8.3 If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

     17.9 An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this Lease, Tenant shall have sixty (60) days in which to cause the attachment or execution to be removed.

     17.10 Bankruptcy:

           17.10.1 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code.

           17.10.2 If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's further performance under the Lease, including, without limitation, the assurance referred to in Section 365(f)(3)(B) of the Bankruptcy Code, shall be given to Landlord by

Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

            17.10.3 Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     17.11 Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all payments of Rent from any subletting of all or part of the Premises as permitted by this Lease; however, Landlord's security interest in such Rent payments is limited to the extent of Tenant's payment obligations under this Lease. Landlord, as successor and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such Rent and apply it toward Tenant's obligations under this Lease. However, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such Rent. Nothing herein is intended to abrogate or affect the provisions of Section 17.8.

     17.12 Following the consent to an assignment or sublease, Landlord may, but shall not be obligated to, consent to subsequent subleases or assignments of the sublease or any amendments or modifications thereto without notifying Tenant, any guarantors, or any other persons liable on the Lease or any sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or any sublease.


                                  ARTICLE 18

                              DEFAULTS; REMEDIES

     18.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

           18.1.1 Failure to pay Rent or any other sums required to be paid under this Lease when due if the failure continues for five (5) days after notice of delinquency; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice of default required under applicable law.

           18.1.2 Abandonment, except for emergencies, of the Facility (failure to operate the Facility for eight (8) consecutive hours shall be deemed an abandonment); vacation of the Facility due to acts of God, natural catastrophes, war, riot or other similar events beyond Tenant's control, shall not be deemed an abandonment.

           18.1.3 Tenant or any guarantor of Tenant's obligations hereunder fails to pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors.

           18.1.4 Commencement by Tenant or any guarantor of Tenant's obligations hereunder of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.

     18.1.5 Tenant or any guarantor of Tenant's obligations hereunder taking any corporate action to authorize any of the actions set forth above.

     18.1.6 Commencement of any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after entry thereof or (ii) remains undismissed for a period of sixty (60) days.

     18.1.7 Notwithstanding any other provisions of this Lease, the failure of Tenant to comply with any of the provisions of the Lease or any other act or omission by Tenant (whether occurring at the Facility or elsewhere) which, in the reasonable and good faith judgment of Landlord, places in imminent jeopardy the continued licensing and/or certification of the Facility as then currently licensed, and/or its certification as either a Medicare or Medicaid provider (if then currently certified as such), and if, within twenty-four (24) hours after written notice thereof from Landlord to Tenant, Tenant shall not have either (1) cured such failure, or (2) obtained an injunction or other order preventing revocation or suspension of licensing and/or decertification of the Facility by virtue of such failure or alleged failure, or (3) provided Landlord with assurances satisfactory to Landlord that the Facility will not be subject to license suspension or revocation and/or decertification as a result of such failure or alleged failure.

     18.1.8 Notwithstanding any other provisions of this Lease, a release, generation or disposal of Hazardous Substances from the Premises or onto the Premises, except in accordance with law.

     18.1.9 Failure by Tenant to observe or perform any other covenants, conditions, or provisions of this Lease to be observed or performed by Tenant (except where a different period of time is specified in this Lease) where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty
(30) day period and thereafter diligently prosecutes such cure to completion.

     18.2 REMEDIES. Landlord shall have the following remedies without further notice to Tenant if Tenant commits a default. These remedies are not exclusive and are in addition to any other remedies provided hereunder or allowed at law or equity:

             18.2.1 Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent and other amounts from Tenant when due. During the period Tenant is in default, Landlord can enter the Facility and relet it, or any part of it, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Facility, including, without limitation, brokers' commissions, expenses of remodeling the Facility required by the reletting, and attor-neys' fees incurred in connection with repossession and reletting of the Facility. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the Rent due under this lease on the dates the Rent is due, less the Rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Facility, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

     18.2.2 Landlord can terminate Tenant's right to possession of the Facility at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Facility, or the appointment of a receiver on Landlord's initiative to protect Landlord's interests under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

             (a) The worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

             (b) The worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

                    (c) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

                    (d) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

"The worth at the time of the award" as used in (a) and (b) of this paragraph
18.2.2 is to be computed by allowing interest at 10% per annum. "The worth at the time of the award" as referred to in (c) of this paragraph 18.2.2 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

          18.2.3 If Tenant is in default of this Lease Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

          18.2.4    If Landlord elects to relet the Facility as provided in this
Section 18.2, Rent that Landlord receives from reletting shall be applied to the payment of: First, any indebtedness from Tenant to Landlord other than Rent due from Tenant; second, all costs, including for maintenance, incurred by Landlord in reletting; and third, Rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the Rent Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including for maintenance, Landlord incurred in reletting that remain after applying the Rent received from the reletting as provided in this Section 18.2.

          18.2.5 In the event of a material default under Section 18.1.8 above, Landlord may, in addition to all other remedies which it may pursue, elect to shut down Tenant's operations and require cleanup of the contamination at Tenant's expense while still enforcing the remaining terms of this Lease. In such event, Landlord shall have no liability to Tenant for any damages arising out of the shutdown of operation. If Landlord elects to terminate the Lease on account of such default, Landlord shall be entitled to collect as an item of its damages cost of cleanup of the contamination.

          18.2.6 Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if repaid at a later date, shall bear interest at the rate of 10% per annum, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

          18.2.7 In the event that the Facility is excluded from participating in the Medicaid program for the state in which the Facility is located, such exclusion shall be deemed a breach of this Lease unless such exclusion is as a result of the imposition of a change in regulations that affects all providers, or a class of providers, generally. In addition to all remedies available to Landlord under the Lease and under applicable law, Landlord shall have the right, following written demand to Tenant, to require Tenant to deliver possession of the Facility to Landlord or to a nursing home operator of Landlord's choice, and Tenant agrees to promptly comply with any such demand. Unless expressly set forth by Landlord in writing, no such demand, nor change of possession pursuant thereto, shall be deemed a termination of this Lease or a release of Tenant from any of its obligations under the Lease. Unless and until this Lease (or the Guaranty, as the case may be) is terminated by Landlord, Tenant and each guarantor of Tenant's performance, shall remain liable under the terms of this Lease and such Guaranty respectively. It is agreed that an action excluding the Facility from participation in a Medicaid program shall not be deemed to have occurred until such action is final in the sense that all appeal rights have expired. No action to exclude shall be deemed to have occurred unless the period of exclusion exceeds sixty (60) days.

          18.2.8 Should Landlord require Tenant to deliver possession of the Facility to Landlord or to another nursing home operator following a breach of the Lease by Tenant, Tenant agrees to fully cooperate with Landlord and/or such new operator in effecting a transition in the operation of the Facility that will least disrupt the continuing operation and the comfort and welfare of the patients. Such cooperation shall include, to the extent deemed necessary by Landlord and permitted under applicable law, permission by Tenant for such new operator (1) to operate for his own account under Tenant's license pursuant to a management agreement, and (2) to bill under Tenant's Medicare and Medicaid numbers, until new licenses and provider agreements are obtained.

   18.3   If Landlord is in default of this Lease, and as a consequence
Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of (1) the proceeds of sale received by voluntary sale of, or on execution of the judgment against, the right, title and interest of Landlord in the Facility or (2) Rent or other income from the Facility receivable by Landlord. Neither Landlord nor any of the partners comprising any partnership designated as Landlord (including, in the case of a corporate partner, the shareholders, directors and officers thereof) shall be personally liable for any deficiency.


                                  ARTICLE 19

                                     SIGNS


     19.1 Subject to Landlord's prior written approval, Tenant at its cost shall have the right to place, construct, and maintain on the Premises one or more signs advertising its business at the Premises. Any sign that Tenant has the right to place, construct, and maintain shall comply with all laws, ordinances, regulations and covenants, conditions and restrictions affecting the Premises, and Tenant shall obtain any approval required thereby. Landlord makes no representation with respect to Tenant's ability to obtain such approval.
Upon the expiration or sooner termination of this Lease, Tenant shall, at the option of Landlord, either remove any signs erected by Tenant and repair the Premises to the same condition it was in prior to the installation or construction of the sign(s), or leave such signs in place for Landlord's benefit. Upon expiration or termination of this Lease, Tenant hereby consents to the use by Landlord, at Landlord's election, of the name of the Facility and Tenant hereby presently assigns to Landlord the right, title and interest of Tenant in the name of the Facility, provided that as long as Tenant is not in default hereunder and/or until the expiration or termination of this Lease, Landlord consents to Tenant's use of said name and signs for the benefit of the Facility. Said name shall not be changed without Landlord's prior written consent.


                                  ARTICLE 20

                                RIGHT OF ENTRY

     20.1 Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times in order to:

          20.1.1 Determine whether the Facility is in good condition and whether Tenant is complying with its obligations under this Lease;

          20.1.2 Do any necessary maintenance and to make any restoration to the Premises that Landlord has the right or may have the obligation to perform; provided, that nothing herein contained shall constitute an obligation on the part of Landlord or its designated representative to maintain or restore the Premises or any part thereof;

          20.1.3 Serve, post, or keep posted any notices required or allowed under the provisions of this Lease or applicable law;

          20.1.4 Post "for rent" or "for lease" signs during the last six (6) months of the term, or during any period while Tenant is in default; and

          20.1.5 Upon not less than 48 hours prior notice to Tenant, show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, eat any time during the term; provided, that Tenant shall use reasonable efforts to exercise the foregoing right in a manner which imposes the least disruption on Tenant's operations at the Facility.

    20.2 Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided in this Article 20, except damage resulting from the negligent or intentional acts or omissions of Landlord or its authorized representatives.

    20.3 Tenant shall not be entitled to an abatement or reduction of Rent or any part thereof if Landlord exercises any rights reserved in this Article 20. Landlord shall conduct its activities on the Premises as allowed in this Article 20 in a manner that will cause as little inconvenience, annoyance, or disturbance to Tenant as reasonably practicable.


                                  ARTICLE 21

                    SUBORDINATION; ESTOPPEL; CERTIFICATION


     21.1 This Lease is and shall be subordinate to any Encumbrance now or hereafter recorded affecting all or any part of the Premises including all advances made or to be made thereunder, and all renewals, replacements, consolidations and extensions thereof. Such subordination is effective without any further act of Tenant. Tenant shall from time to time, on request of Landlord, execute and deliver any documents or instruments that may be required by a Lender to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

     21.2 Notwithstanding the above, if a Lender requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that Encumbrance if Landlord obtains from the Lender a written agreement providing, substantially, that as long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the Encumbrance shall affect Tenant's rights under this Lease. Such agreement shall further provide that the provisions of this Lease concerning disposition of insurance proceeds on destruction of Premises, and disposition of condemnation awards, shall prevail over any conflicting provisions in the Encumbrance.

     21.3 Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute upon demand any and all documents required by Lender(s) to accomplish the purpose of this Article 21.

     21.4 Either party hereto ("Obligated Party"), within ten (10) days after notice from the other party hereto (the "Requesting Party") shall execute and deliver to the Requesting Party a certificate in recordable form stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of Base Monthly Rent then applicable, the dates to which the Base Monthly Rent has been paid in advance, and the amount of any security deposit or prepaid Rent. Failure to deliver the certificate within the ten (10) days shall be conclusive upon the Obligated Party that this Lease is in full force and effect and has not been modified, that no Base Monthly Rent other than for the current month has been paid in advance, that the security deposit is in the amount set forth in this Lease and that there is no other prepaid Rent, all except as may be represented otherwise by Landlord in the certificate. If the Obligated Party fails to deliver the certificate within the ten (10) days, the Obligated Party irrevocably constitutes and appoints the Requesting Party as its special attorney-in-fact to execute and deliver the certificate to any third party.


                                  ARTICLE 22

                                    WAIVER

     22.1 No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver.

     22.2 The receipt and acceptance by Landlord of delinquent Rent or any other amounts due hereunder shall not constitute a waiver of such default or any other default or a waiver to demand timely performance in the future.

     22.3 No act or conduct of Landlord including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

     22.4 Either party's consent to or approval of any act by the other requiring such party's consent or approval shall not be deemed to waive or render unnecessary such party's consent to or approval of any subsequent act by the other.

     22.5 Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

                                  ARTICLE 23

                         SALE OR TRANSFER OF PREMISES

     23.1 If Landlord sells or transfers the Facility or any interests therein, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease provided the transferee assumes all obligations of Landlord hereunder.


                                  ARTICLE 24

                FINANCIAL STATEMENTS AND OPERATING INFORMATION


     24.1 During the term of this Lease, Tenant shall provide Landlord a copy of (i) Tenant's and each of Tenant's guarantors hereunder true and complete income statements, prepared by an independent certified public accountant in accordance with generally accepted accounting principles, reflecting Tenant's and such guarantors' operations as a whole, for each fiscal year of

Tenant falling totally or partially within the term of this Lease, (ii) balance sheets as of the end of each fiscal year prepared in like manner for Tenant and each of Tenant's guarantors hereunder as a whole, and (iii) an operating statement reflecting Tenant's operations at the Premises for each fiscal year prepared in a like manner, which statements shall be delivered to Landlord within ninety (90) days following the expiration of Tenant's fiscal year. Notwithstanding the foregoing, in the event that Tenant does not regularly employ its independent certified public accountants to prepare, audit or review the operating statements for the Premises, Tenant shall deliver its internally prepared operating statements for the Premises prepared in accordance with generally accepted accounting principles and certified as true and correct by Tenant. In addition, Tenant shall provide Landlord a copy of (i) Tenant's and each of Tenant's guarantors' quarterly income statement reflecting Tenant's and each such guarantor's operations as a whole for each calendar quarter falling totally or partially within the term of this Lease together, (ii) a balance sheet as of the end of each such quarter for Tenant and each such guarantor as a whole, and (iii) an operating statement reflecting Tenant's operations at the Premises for each such quarter, which shall be delivered to Landlord within thirty (30) days following the expiration of each calendar quarter and which statements shall be prepared in accordance with generally accepted accounting
principles and certified as true and correct by Tenant.   With each of the
foregoing income statements and balance sheets furnished by Tenant, statements of cash flow for the same periods for the Premises and for Tenant as a whole shall also be provided to Landlord.

     24.2 For any period that Tenant is not operating the Premises, and the same are being operated by a permitted subtenant or successor of Tenant (other than an assignee of this Lease), Tenant shall obtain financial statements of such subtenant/successor equivalent to those required of Tenant pursuant to
Section 24.1 above not less often than quarterly, and shall forward copies of same to Landlord promptly upon receipt. Nothing herein shall relieve Tenant from the obligation to furnish the financial statements required pursuant to Section 24.1 above.

     24.3 From time to time during the term of this Lease, upon the written request of Landlord, Tenant shall provide Landlord with a census report detailing current and projected occupancy for the Facility including information regarding Medicare and Medicaid reimbursements. Such reports shall be delivered to Landlord within ten (10) days following Landlord's request for the same.


                                  ARTICLE 25

                                   LICENSING

     25.1 Tenant shall maintain at all times during the term hereof and any extensions or holdover period all governmental licenses, permits and authorizations necessary for the establishment and operation of the Licensed Facility in the city, county and state in which the Facility is located, and shall qualify and comply with all applicable laws as they may from time to time exist, including those applicable to certification and participation as a provider under Medicare and Medicaid legislation and regulations. Tenant shall not, without the prior written consent of Landlord (which it agrees not to unreasonably withhold), effect any change in the license category or status of the Facility or any part thereof.


                                  ARTICLE 26

                      SURRENDER OF PREMISES; HOLDING OVER

     26.1  On the earlier to occur of the expiration of the term hereof or ten
(10) days after sooner termination of the term, Tenant shall surrender to Landlord the Facility and all Tenant's Improvements and Alterations thereto in good condition, free of all violations and citations, and fit for use by Landlord as the

Licensed Facility (except for ordinary wear and tear and insured casualty), excluding alterations that Tenant has the right to remove or is obligated to remove under the provisions of Article 10, but including, without limitation, any and all patients, patient records, and any and all documents of every kind whatsoever necessary to enable Landlord to continue operation and including at least a three (3) day supply of necessary inventory and operational items.

     26.2 If Tenant fails to surrender the Facility as required by this Article 26, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Facility, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Facility.

     26.3 If Tenant, with Landlord's written consent, remains in possession of the Facility after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty
(30) days notice given at any time by either party. All provisions of this Lease except those pertaining to term, option to extend (if any), and option to purchase (if any) shall apply to the month-to-month tenancy.

     26.4 Tenant shall fully cooperate with Landlord in turning the Facility over to Landlord so as to assure to Landlord and patients uninterrupted patient care.

                                  ARTICLE 27

                        PRESERVATION OF PATIENT RECORDS

     27.1 Tenant shall preserve all patient charts and records as required by applicable law and deliver them to Landlord on expiration or sooner termination of this Lease.

                                  ARTICLE 28

                             PATIENT CARE; CENSUS

     28.1 Tenant shall take all steps appropriate to maintain a high level of quality patient care, and to promote and maintain a high patient census at the Facility consistent with law and ethical standards governing the operation of nursing homes. Except as otherwise permitted by law, Tenant shall not transfer patients from the Facility except for reasons of health, family request and/or convenience or request of the patient, and shall not transfer patients to another facility or facilities owned or operated directly or indirectly by Tenant, or in which Tenant has any interest, except in cases where an alternative facility is not available, or pursuant to a request by the patient or family.

                                  ARTICLE 29

                               OPTION TO EXTEND

     29.1 Tenant is given the option ("First Option") to extend the term of this Lease on all the provisions contained in this Lease (inclusive of the provisions concerning the increases in Base Monthly Rent as set forth in Section 5 above) for a single five (5) year period ("First Extended Term") immediately following expiration of the initial term of the Lease (the "Initial Term"), by giving notice of exercise of the First Option ("Option Notice") to Landlord at least nine (9) months but not more than one (1) year before the expiration of the Initial Term. However, if Tenant is in default on the date of giving of the Option Notice, the Option

Notice shall be totally ineffective; if Tenant is in default on the date the First Extended Term is to commence, the First Extended Term shall not commence and this Lease shall expire at the end of the Initial Term. If Tenant timely exercises the First Option, Tenant is given the further option ("Second Option") to extend the term on all the provisions contained in this Lease (inclusive of the provisions concerning the increases in Base Monthly Rent as set forth in
Section 5 above) for a second five (5) year period ("Second Extended Term") following expiration of the First Extended Term, by giving notice of exercise of the Second Option to Landlord at least nine (9) months but not more than one (1) year before the expiration of the First Extended Term. However, if Tenant is in default on the date of giving the Option Notice, the Option Notice shall be totally ineffective; if Tenant is in default on the date the Second Extended Term is to commence, the Second Extended Term shall not commence and this Lease shall expire at the end of the First Extended Term. The First Extended Term and the Second Extended Term are sometimes hereinafter referred to individually as an "Option Term" and collectively as the "Option Terms."

     29.2 Tenant shall have no other right to extend the term beyond the Second Extended Term.

                                  ARTICLE 30

                                 MISCELLANEOUS

     30.1  Time is of the essence of each provision of this Lease.

     30.2 Each party represents that it has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any misrepresentations hereunder.

     30.3 All exhibits referred to are attached to this Lease and incorporated by reference.

     30.4 All provisions, whether covenants or conditions on the part of Tenant, shall be deemed to be both covenants and conditions.

     30.5 This Lease together with the Lease Guaranty attached hereto (if any) contains all the agreements of the parties and cannot be amended or modified except by a written agreement.

     30.6 Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by registered or certified United States mail, or by courier mail. Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party shall be addressed to the other party at the address appearing on the signature page of this Lease. Either party may change its address by notifying the other party of the change of address. Notice shall be deemed communicated within three (3) business days from the time of deposit in the United States mail if mailed as provided in this section, or upon delivery if delivered personally or by courier mail.

     30.7 In the event of default hereunder by either party, and the other party engages an attorney to prepare a notice or notices and/or to otherwise communicate with the defaulting party, then the defaulting party shall be liable to the other party for its reasonable attorneys' fees incurred by it for such services.

     30.8 If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party (as hereinafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "prevailing party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith if such default or resulting breach is cured by Tenant or if such notices are ultimately adjudged to be valid. If either party or its authorized representatives ("Passive Party") becomes a party to any litigation concerning the Lease, or the Facility, by reason of any act or omission of the other party or its authorized representatives ("Active Party") and not by any act or omission of the Passive Party or any act or omission of its authorized representatives, the Active Party shall be liable to the Passive Party for reasonable attorneys' fees and court costs incurred by the Passive Party in that litigation.

     30.9 This document shall, in all respects, be governed by the laws of the state in which the Facility is located applicable to agreements executed and to be wholly performed within such state. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Lease which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law without invalidating or affecting the remaining provisions of this Lease.

     30.10 Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

     30.11 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

     30.12 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their successors except as provided in Article 17.

     30.13 This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall together constitute and be one and the same instrument.

     30.14 The captions appearing at the commencement of the articles hereof are descriptive only and for convenience in reference. Should there be any conflict between any such caption and the article, the article and not such caption shall control and govern in the construction of this document.

     30.15 As long as Tenant is not in default of any of the terms, covenants and conditions of this Lease, Landlord covenants that Tenant, during the term hereof, shall have the quiet use and enjoyment of the Facility.

     30.16 In the event that this Lease or any other financial obligation owed at present or in the future by Tenant to Landlord shall have been or will be guaranteed, such guaranty (the "Guaranty") shall be in the form attached hereto and shall be delivered to Landlord concurrently with the execution and delivery of this

Lease by Tenant. Any guaranty executed concurrently herewith or subsequent to the date hereof shall be deemed a material part of the consideration for Landlord's execution of this Lease. In the event that any guarantor under the Guaranty is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes or is the subject of any proceeding under the Bankruptcy Act or other similar law for the protection of creditors (or, if the guarantor is a partnership or consists of more than one person or entity, if any partner or the partnership or other such person or entity is or becomes bankrupt or insolvent, institutes any such proceeding, or makes an assignment for the benefit of creditors), then Landlord shall have the option to terminate this Lease upon thirty (30) days written notice unless Tenant, within such thirty-day period, provides Landlord with either (1) a substitute or additional guarantor satisfactory to Landlord and Landlord's Lender(s), or (2) adequate assurance of the performance of each and every obligation of Tenant hereunder, satisfactory to Landlord and Landlord's Lender.

     30.17 In the event that Tenant is not an individual(s), the persons executing this Lease on behalf of Tenant represent and warrant to Landlord that
(1) if Tenant is a partnership, Tenant's partnership agreement authorizes such persons to execute this Lease on behalf of Tenant, and (2) if Tenant is a corporation, such persons are executing this Lease pursuant to a resolution of Tenant's board of directors. Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord a copy of Tenant's partnership agreement, or statement of partnership, or certificate of limited partnership, or certified copy of a board of directors resolution, as the case may be, confirming the foregoing authority.

     30.18 Whenever under any provision of this Lease or any exhibit thereto, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein provided, Landlord shall be entitled but shall not be obligated to make such payment or expenditure, or do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant, together with interest at the maximum rate of interest permitted by law, or if no maximum rate then applies, at the rate of 18% per annum.

SIGNATURE PAGE FOR LEASE OF WOODLAND CONVALESCENT CENTER DATED AS OF JANUARY 16, 1995 BETWEEN UNI-CAL ASSOCIATES (LANDLORD) AND SUMMIT CARE OF CALIFORNIA, INC. (TENANT)

                              "Landlord"


                              UNI-CAL ASSOCIATES, L.P.,
                              a California limited partnership

                              /s/ Martin Jacobs
                              ---------------------------------
                              Martin Jacobs, General Partner


                              /s/ Gary Kading
                              ---------------------------------
                              Gary Kading, General Partner


                                   Address:  c/o Nigro, Karlin and Segal
                                   10100 Santa Monica Boulevard
                                   13th Floor
                                   Los Angeles, CA 90067
                                   Attention:  Michael D. Karlin, CPA


                                   With a copy to:

                                   Rosenfeld & Wolff
                                   A Professional Corporation
                                   2049 Century Park East, Suite 600
                                   Los Angeles, CA 90067
                                   Attention:  Steven G. Wolff, Esq.


                                   "Tenant"

                                   SUMMIT CARE OF CALIFORNIA, INC.,
                                   a California corporation


                                   By: [SIGNATURE ILLEGIBLE]
                                      ------------------------------

                                    Its: President
                                        ----------------------------

                                   Address:  2600 West Magnolia Boulevard
                                             Burbank, California 91505

  [LETTERHEAD OF CHRISTENSEN, WHITE, MILLER, FINK, JACOBS, GLASER & SHAPIRO
                                 APPEARS HERE]

                               December 11, 1995



CERTIFIED MAIL
RETURN RECEIPT REQUESTED
------------------------

Summit Care - California, Inc.
2600 West Magnolia Boulevard
Burbank, California 91505


     Re:  Uni-Cal Associates
          Woodland Convalescent Center
          ----------------------------

Ladies and Gentlemen:

     As you know, we represent Uni-Cal Associates, a California limited partnership. Pursuant to the Lease for the above referenced facility, monthly rent for the twelve (12) month period commencing February 1, 1996 will increase by three percent (3%) from $34,540.00 to $35,576.20.

     As usual, the address for payment of all remittances is: Uni-Cal Associates, c/o Nigro, Karlin & Segal, 10100 Santa Monica Boulevard, Suite 1,300, Los Angeles, California 90067.

                               Very truly yours,

                               /s/ Paul R. Rosenbaum
                               ---------------------
                               Paul R. Rosenbaum

for Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro

PRR/ad
cc:  Summit Care Corporation (via certified mail)
     Mr. Gary Kading
     Peter M. Weil, Esq.
     Ms. Sheryl Thompson
     Ms. Suzanne Sullivan

[LETTERHEAD OF CHRISTENSEN, WHITE, MILLER, FINK, JACOBS, GLASER & SHAPIRO
                                 APPEARS HERE]

                               December 11, 1995


CERTIFIED MAIL
RETURN RECEIPT REQUESTED
------------------------

Summit Care - California, Inc.
2600 West Magnolia Boulevard
Burbank, California 91505

     Re:  Uni-Cal Associates
          Woodland Convalescent Center
          ----------------------------

Ladies and Gentlemen:

     As you know, we represent Uni-Cal Associates, a California limited partnership. Pursuant to the Lease for the above referenced facility, monthly rent for the twelve (12) month period commencing February 1, 1996 will increase by three percent (3%) from $34,540.00 to $35,576.20.

     As usual, the address for payment of all remittances is: Uni-Cal Associates, c/o Nigro, Karlin & Segal, 10100 Santa Monica Boulevard, Suite 1300, Los Angeles, California 90067.


                              Very truly yours,

                              /s/ Paul R. Rosenbaum
                              -----------------------
                              Paul R. Rosenbaum

        for Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro

PRR/ad
cc:  Summit Care Corporation (via certified mail)
     Mr. Gary Kading
     Peter M. Weil, Esq.
     Ms. Sheryl Thompson
     Ms. Suzanne Sullivan

              [LETTERHEAD OF NIGRO, KARLIN & SEGAL APPEARS HERE]

December 16, 1996

Summit Care - California, Inc.
2600 West Magnolia Boulevard
Burbank, California 91505

     Re:  Uni-Cal Associates, L.P.
               Woodland Convalescent Center

Dear sir or madam:

In connection with financing requirements, we are requesting from you the following documents:

          a) Financial statements for the above facility for the calendar years 1994 and 1995 (or for fiscal years ending in 1994 and 1995)

          b) The most recent financial statement for the above facility rendered in 1996.


If you have any problems complying with the above or have questions that need to be answered, please notify us with 10 days of receipt of this letter.

Thank you for your cooperation in this matter.

Very truly yours,

/s/ Samuel I. Weisz
Samuel I. Weisz


cc:  Mr. Gary Kading
     Carolyn Jordan, Esq.
     Mr. Michael D. Karlin, CPA

[LETTERHEAD OF CHRISTENSEN, WHITE, MILLER, FINK, JACOBS, GLASER & SHAPIRO
                                 APPEARS HERE]

                               December 13, 1996


  CERTIFIED MAIL
  RETURN RECEIPT REQUESTED
  ------------------------

  Summit Care - California, Inc.
  2600 West Magnolia Boulevard
  Burbank, California 91505


        Re:  Uni-Cal Associates -
             Woodland Convalescent Center, Reseda, California
             ------------------------------------------------


  Dear Tenant:

        As you are aware, we represent Uni-Cal Associates, a California limited partnership. Pursuant to the lease for the above referenced facility, Base Monthly Rent for the twelve (12) month period commencing February 1, 1997 shall increase by three percent (3%) from $35,576.20 to $36,643.49.

        As usual, the address for payment of all remittances are: Uni-Cal Associates, c/o Nigro, Karlin & Segal, 10100 Santa Monica Boulevard, Suite 1300, Los Angeles, California 90067.

                               Very truly yours,

                               /s/ Paul R. Rosenbaum
                               --------------------------
                               Paul R. Rosenbaum
                    for Christensen, Miller, Fink, Jacobs,
                          Glaser, Weil & Shapiro, LLP
   PRR/lvl

   cc:  Mr. Gary Kading
        Summit Care Corporation (via certified mail)
        Alisa J. Freundlich, Esq.
        Michael D. Karlin, CPA
        Ms. Candace Dziubinski
        Ms. Suzanne Sullivan

                                                                                                            -----------
SUMMIT CARE CORPORATION                          W A R N I N G                                               CHECK NO.
                             ------------------------------------------------------                         -----------
2600 Magnolia Boulevard      DO NOT CASH UNLESS YOU CAN VERIFY THE WORDS SAFE ON          29-7                 59092
Burbank, CA 91505            THE FACE & SECURITY WATER MARK ON THE BACK HOLD AT A         --------
(818) 841-8750               45 DEGREE ANGLE TOWARD OR AWAY FROM LIGHT, OR MARK WITH      213
                             THE EDGE OF A COIN OR DARK HIGHLIGHTER.

                                                                                       ------------          -------------
                                     KEY BANK OF NEW YORK                                 DATE                  AMOUNT
                                     66 SOUTH PEARL STREET                             ------------          -------------
                                     ALBANY, NEW YORK 12207                              2/24/97              *** 36643.49
                                                                                       ------------          -------------
           THIRTY-SIX THOUSAND SIX HUNDRED FORTY-THREE DOLLARS AND FORTY-NINE
           CENTS

     PAY   UNI-CAL ASSOC.C/O NIGRO, KARLIN & SEGAL                                    /s/ [SIGNATURE ILLEGIBLE]
   TO THE  10100 STA MONICA BL,                                                       ----------------------------
   ORDER   ATT: IRIS KARNI                                                                Authorized Signature
    OF     STE# 1300 L.A. CA 90067
                                                                                      /s/ [SIGNATURE ILLEGIBLE]
                                                                                      ----------------------------
                                                                                          Authorized Signature


   -----------------------------------
      DATE                 CHECK NO.                               SUMMIT CARE CORPORATION
   -----------------------------------                             2600 Magnolia Boulevard
    2/24/97                 59092                                  Burbank, CA 91505
   --------------------------------------------------------        (818)841-8750                                        PAGE 1
                            VENDOR NAME
   --------------------------------------------------------
   UNI-CAL ASSOC.C/O NIGRO, KARLIN & SEGAL
   --------------------------------------------------------

     INVOICE DATE             INVOICE NO.                   CO.CODE             VOUCHER            AMOUNT
   -----------------------------------------------------------------------------------------------------------------
        3/01/97               RENT CJ                       CJ                   61478              36643.49

                            SUMMIT CARE CORPORATION
          2600 W. Magnolia Boulevard, Burbank, California 91505-3031
          (818) 841-8750 . FAX (818) 841-5847


January 3, 1997


Mr. Samuel I. Weisz
Nigro, Karlin & Segal
10100 Santa Monica Blvd.
Suite 1300
Los Angeles, CA 90067


Re:  Uni-Cal Associates, L.P.
          Woodland Convalescent Center

Dear Mr. Weisz:

Per your letter to us of December 16, 1996, attached please find the following documentation:

     a) Financial statements for Woodland Care Center for the fiscal years 1994 and 1995, and

     b) The most recent financial statement for Woodland Care Center dated November, 1996.

If you have any questions, please do not hesitate to give us a call.


Sincerely,

SUMMIT CARE CORPORATION


/s/ Melodye Stok
-----------------
Melodye Stok,
Vice President-Controller
and Chief Accounting Officer
MS:das

Attachment

cc:  Mr. Gary Kading
     Carolyn Jordan, Esq.
     Mr. Michael D. Karlin, CPA

                                                                                                                              PAGE 1


CL43
FUNCTIONAL COA                                        CJ     W 0 0 D L A N D
PROCESS #: 07
                                                  I N C 0 M E   S T A T E M E N T

                                          1 2  P E R I O D S  E N D E D       0 6 / 3 0 / 9 4

******************* CURRENT ************************                             *************** Y E A R  T 0  D A T E *************

                         OVER     ACTUAL      BUDGET                                                       OVER    ACTUAL    BUDGET
ACTUAL      BUDGET      UNDER       PPD         PPD                                ACTUAL      BUDGET      UNDER      PPD       PPD
                                                     REVENUE
424040      384364      39676      97.48       81.16  ROOM AND BOARD REVENUE        4958948    4649819     309129    93.54    86.66
204106      169958      34148      46.92       38.54  ANCILLARY REVENUE             2669407    2067835     601572    50.35    38.54
 12003        2494       950?       2.16         .57  OTHER INCOME                    57951      29928      28023     1.09      .56
 56175       79767-    135942      12.91       18.09- DEDUCTIONS FROM REVENUE       1340049-    960823-    379226-   25.28-   17.91-
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
696324      477049     219275     160.07      108.18     TOTAL REVENUE              6346257    5786759     559498   119.70   107.85
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
                                                      DIRECT EXPENSE
113027       97099      15928      25.98       22.02  ANCILLARY EXPENSES            1458083    1181364     276179    27.50    22.02
 10160        2492       7668       2.34         .57  OTHER EXPENSES                  47599      29904      17695      .90      .56
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
123187       99591      23596      28.32       22.59    TOTAL DIRECT COSTS          1505682    1211268     294414    28.40    22.58
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
573137      377458     195679     131.15       85.59    GROSS PROFIT                4840575    4575491     265084    91.30    85.27
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
                                                      OPERATING EXPENSES
175303      175456        153-     40.30       39.79  SALARIES AND WAGES            2108726    2093484      15242    39.78    39.02
 11791       55775      43978-      2.7l       12.65  BENEFITS                       618410     726145     107735-   11.66    15.53
 12136       13525       1389-      2.79        3.07  SUPPLIES                       156308     164402       8094-    2.95     3.06
 14281       14112        169       3.28        3.20  FOOD                           169915     171693       1778-    3.21     3.20
 12522       12?80         42       2.88        2.83  UTILITIES                      163146     154050       9096     3.08     2.87
  3553        4?35        582-       .82         .94  PURCHASED SERVICES              45143      49620       4477-     .85      .92
 51447-      11?72      63119      11.83-       2.65  OTHER OPERATING EXPENSES        64690     140064      75314-    1.22     2.61
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
178145      287155     109010-     40.95       65.13    TOTAL OPERATING EXPENSES    3326338    3499458     173120    62.75    65.21
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
394992       90303     304689      90.80       20.46    OPERATING 1NCOME            1514237    1076033     438204    28.55    20.06
------    --------    -------    -------    --------                               --------    -------     ------   ------   ------
                                                      FIXED EXPENSES
  6573       6424         149       1.51        1.46  DEPRECIATION AND AMORTIZATION   83289      77088       6201     1.57     1.44
 24076      23975         101       5.53        5.44  RENT                           287821     287700        121     5.43     5.36
  1983       2?26         643-       .46         .60  INSURANCE                       23607      29602       5995-     .45      .55
  1991       1844         141        .46         .42  TAXES                           22912      22128        784      .43      .41
 24133      24133           0       5.55        5.47  OVERHEAD  ALLOCATION           289596     289596          0     5.46     5.40
--------  -------     -------    -------    --------                               --------    -------     ------   ------   ------
 58756      59102         246-     13.51       13.39    TOTAL FIXED EXPENSES         707225     706114       1111    13.34    13.16
--------  -------     -------    -------    --------                               --------    -------     ------   ------   ------
336236      31301      304935      77.29        7.07    NET INCOME(LOSS) BEFORE TAX  807012     369919     437093    15.21     6.90
--------  -------     -------    -------    --------                               --------    -------     ------   ------   ------


336236      31301      304935      77.29        7.07    NET INCOME(LOSS) AFTER TAX   807012    369919     437093    15.21     6.90
$$$$$$    $$$$$$$     $$$$$$$    $$$$$$$    $$$$$$$$                               $$$$$$$$    $$$$$$$     $$$$$$   $$$$$$   $$$$$$

                                    4350        4410    FACTOR FOR PPD                                               53015    53655
                                 $$$$$$$    $$$$$$$$                                                                $$$$$$    $$$$$
DATE RUN  ??/04/??  TIME 23.??.23

GL4351                                                                                                                        Page 2
FUNCTIONAL COA
PROCESS #: 07                                                     CJ W00DLAND
                                                                INC0ME STATEMENT
                                                            12 PERIODS ENDED 06/30/94

******************C U R R E N T ******************                              *************** Y E A R  T 0  D A T E *************
                       OVER      ACTUAL     BUDGET                                                       OVER    ACTUAL    BUDGET
ACTUAL    BUDGET      UNDER         PPD        PPD                               ACTUAL      BUDGET      UNDER      PPD       PPD
                                                   REVENUE
446489    438434      8055       102.85     98.08   ROOM AND BOARD REVENUE       5213077   5299744     86667-     98.84     97.45
232243    198598     33645        53.50     44.43   ANCILLARY REVENUE            2712788   2416362    296426      51.43     44.43
  2570      4203      1633-         .59       .94   OTHER INCOME                   42487     51130      8643-       .81       .94
 84979-   115215-    30236        19.58-    25.78-  DEDUCTIONS FROM REVENUE      1475943-  1391168-    84775-     27.98-    25.58-
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
596323    526020     70303       137.36    117.67    TOTAL REVENUE               6492409   6376068    116341     123.10    117.24
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
                                                    DIRECT EXPENSE
145766    109272     36494        33.58     24.45   ANCILLARY EXPENSES           1591880   1329532    262348      30.18     24.45
    29      3352      3323-         .01       .75   OTHER EXPENSES                 31607     40787      9180-       .60       .75
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
145795    112524     33171        33.59     25.20    TOTAL DIRECT COSTS          1623487   1370319    253168      30.78     25.20
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
450528    413396     37132       103.77     92.47    GROSS PROFIT                4868922   5005749    136827-     92.32     92.04
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
                                                  OPERATING EXPENSES
187098    190202      3104-       43.10     42.55  SALARIES AND WAGES            2195879   2269442     73563-     41.63     41.73
 41992     53466     13474-        9.67     12.41  BENEFITS                       595264    718308    123044-     11.29     13.21
 14752     15801      1049-        3.40      3.53  SUPPLIES                       179697    192073     12376-      3.41      3.53
 14030     14528       498-        3.23      3.25  FOOD                           172840    176761      3921-      3.28      3.25
 11405     15070      3665-        2.63      3.37  UTILITIES                      142978    169102     26124-      2.71      3.11
  4217      5420      1203-         .97      1.21  PURCHASED SERVICES              54481     65040     10559-      1.03      1.20
 11297     11820       523-        2.60      2.64  OTHER OPERATING EXPENSES       120429    141840     21411-      2.28      2.61
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
284791    303307     23516-       65.60     68.96   TOTAL OPERATING EXPENSES     3461568   3732566    270998-     65.63     68.64
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
165737    105089     60648        38.17     23.51  OPERATING INCOME              1407354   1273183    134171      26.69     23.40
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
                                                  FIXED EXPENSES
  6015      8?80      2265-        1.39      1.85  DEPRECIATION AND AMORTIZATION   81975     92782     10807-      1.55      1.71
 35040     2??26     10114         8.07      5.58  RENT                           343729    294112     49617       6.52      5.41
  1565      2445       880-         .36       .55  INSURANCE                       22044     27576      5532-       .42       .51
  1884      1938        54-         .43       .43  TAXES                           22935     23256       321-       .43       .43
 25704     25704         0         5.92      5.75  OVERHEAD ALLOCATION            308448    308448         0       5.85      5.67
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
 70208     6?293      6915        16.17     14.16   TOTAL FIXED EXPENSES          779131    746174     32957      14.77     13.73
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------
 95529     41796     53733        22.00      9.35  NET INCOME(LOSS) BEFORE TAX    628223    527009    101214      11.92      9.67
------    ------     -----       ------    ------                                -------   -------    ------     ------    ------

 95529     41796     53733        22.00      9.35  NET INCOME(LOSS) AFTER TAX     628223    527009    101214      11.92      9.67
$$$$$$    $$$$$$    $$$$$$       $$$$$$    $$$$$$                                $$$$$$$   $$$$$$$  $$$$$$$$     $$$$$$     $$$$$

                                   4341      4470   FACTOR FOR PPD                                                52744     54387
                                 $$$$$$    $$$$$$                                                                $$$$$$    $$$$$$

DATE RUN  7/13/95  TIME 22.48.20

GL4351                                                                                                                        Page 1

FUNCTIONAL COA
PROCESS #: 07                                                 CJ     W 0 0 D L A N D

                                                          I N C 0 M E   S T A T E M E N T

                                                    5  P E R I O D S  E N D E D    1 1 / 3 0 / 9 4

******************C U R R E N T ******************                                 ************* Y E A R  T 0  D A T E *************

                       OVER      ACTUAL     BUDGET                                                          OVER    ACTUAL   BUDGET
ACTUAL    BUDGET      UNDER         PPD        PPD                                 ACTUAL      BUDGET      UNDER       PPD      PPD
                                                   REVENUE
433780    487114     53334-     103.92      115.16  ROOM AND BOARD REVENUE         2425144     2484281     59137-   113.48   115.16
190780    268080     77300-      45.71       53.38  ANCILLARY REVENUE              1239747     1367205    127458-    58.01    63.38
  2600      2876       276-        .62         .68  OTHER INCOME                     10425       14671      4246-      .49      .68
113820-   157795-    43975       27.27-      37.3O- DEDUCTIONS FROM REVENUE         689322-     797402-   108080     32.26-   36.96-
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
513340    600275     86935-     122.98      141.92     TOTAL REVENUE               2985994     3068755     82761-   139.72   142.26
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
                                                    DIRECT EXPENSE
98019     150232     52213-      23.48       35.52  ANCILLARY EXPENSES              711091      766190     55099-    33.28    35.52
 2380       2623       243-        .57         .62  OTHER EXPENSES                    8345       13379      5034-      .39      .62
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
100399    152855     52456-      24.05       36.14    TOTAL DIRECT COSTS            719436      779569     60133-    33.67    36.14
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
412941    447420     34479-      98.93      105.78    GROSS PROFIT                 2266558     2289186     22628-   106.05   106.12
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------

                                                    OPERATING EXPENSES
197953    200241      2288-      47.43       47.34  SALARIES AND WAGES             1000414     1013860     13446-    46.81    47.00
 50668     52515      1847-      12.14       12.41  BENEFITS                        233673      248797     15124-    10.93    11.53
 14712     14805        93-       3.52        3.50  SUPPLIES                         80194       75396      4798      3.75     3.49
 13863     13959        96-       3.32        3.30  FOOD                             71481       71190       291      3.34     3.30
 10426     12547      2121-       2.50        2.97  UTILITIES                        57959       64820      6861-     2.71     3.00
  3510      3705       195-        .84         .88  PURCHASED SERVICES               19308       18525       783       .90      .86
  1501      1480        21         .36         .35  PROVISION FOR DOUBTFUL ACCOUNTS   4415        7550      3135-      .21      .35
  3329      2369       960         .80         .56  INSURANCE                        16689       11644      5045       .78      .54
  1984      1984         0         .48         .47  TAXES                             9920        9920         0       .46      .46
 12883     12480       403        3.09        2.95  OTHER OPERATING EXPENSES         61906       62400       494-     2.90     2.89
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
310829    316085      5256-      74.48       71.73    TOTAL OPERATING EXPENSES     1555959     1584102     28143-    72.79    73.42
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
102112    131335     29223-      24.45       ?1.05    OPERATING INCOME              710599      705084      5515     33.26    32.70
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
                                                    FIXED EXPENSES
  8567      9377       810-       2.05        2.22  DEPRECIATION AND AMORTIZATION    50403       41646      8757      2.36     1.93
 35576     36226       650-       8.52        8.56  RENT                            178531      181130      2599-     8.35     8.40
 21258     21258         0        5.09        5.03  OVERHEAD ALLOCATION             106290      106290         0      4.97     4.93
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
 65401     66861      1460-      15.66       15.81    TOTAL FIXED EXPENSES          335224      329066      6158     15.68    15.26
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------
 36711     64474     27763-       8.79       15.24    NET INCOME(LOSS) BEFORE TAX   375375      376018       643-    17.58    17.44
------    ------     -----      ------      ------                                 -------     -------    ------    ------   ------

 36711     64474     27763-       8.79       15.24    NET INCOME(LOSS) AFTER TAX    375375      376018       643-    17.58    17.44
$$$$$$    $$$$$$     $$$$$      $$$$$$      $$$$$$                                 $$$$$$$     $$$$$$$    $$$$$$    $$$$$$   $$$$$$

                                  4174        4230      FACTOR FOR  PPD                                              21370    21573
                                $$$$$$      $$$$$$                                                                  $$$$$$   $$$$$$

DATE RUN 12/15/96    TIME 19.12.42

              [LETTERHEAD OF NIGRO, KARLIN & SEGAL APPEARS HERE]


December 16, 1996

Summit Care - California, Inc.
2600 West Magnolia Boulevard
Burbank, California 91505


     Re:  Uni-Cal Associates, L.P.
                 Woodland Convalescent Center


Dear sir or madam:

In connection with financing requirements, we are requesting from you the following documents:


          a) Financial statements for the above facility for the calendar years 1994 and 1995 (or for fiscal years ending in 1994 and 1995)

          b) The most recent financial statement for the above facility rendered in 1996.

If you have any problems complying with the above or have questions that need to be answered, please notify us with 10 days of receipt of this letter.


Thank you for your cooperation in this matter.


Very truly yours,


/s/ Samuel I. Weisz
Samuel I. Weisz


cc:  Mr. Gary Kading
     Carolyn Jordan, Esq.
     Mr. Michael D. Karlin, CPA

              [LETTERHEAD OF NIGRO, KARLIN & SEGAL APPEARS HERE]




December 16, 1996


Summit Care - California, Inc.
2600 West Magnolia Boulevard
Burbank, California 91505


      Re:  Uni-Cal Associates, L.P.
                  Woodland Convalescent Center


Dear sir or madam:

In connection with financing requirements, we are requesting from you the following documents:

           a) Financial statements for the above facility for the calendar years 1994 and 1995 (or for fiscal years ending in 1994 and 1995)

           b) The most recent financial statement for the above facility rendered in 1996.

If you have any problems complying with the above or have questions that need to be answered, please notify us with 10 days of receipt of this letter.


Thank you for your cooperation in this matter.


Very truly yours,


/s/ Samuel I. Weisz
Samuel I. Weisz


cc:  Mr. Gary Kading
     Carolyn Jordan, Esq.
     Mr. Michael D. Karlin, CPA